     As filed with the Securities and Exchange Commission December 28, 2007


                                              File Nos. 002-67052 and 811-03023
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                               -----------------

                                    FORM N-1A

                               -----------------

                        REGISTRATION STATEMENT UNDER THE
                            SECURITIES ACT OF 1933


                        Post-Effective Amendment No. 223


                                       AND

                        REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940


                                Amendment No. 224


                                   FORUM FUNDS

                               3435 Stelzer Road
                              Columbus, Ohio 43219
                                  800-754-8757

                                  Velvet Regan
                          Citigroup Fund Services, LLC
                          100 Summer Street, Suite 1500
                                 Boston, MA 02110


                                   Copies to:

                             Robert J. Zutz, Esq.
                 Kirkpatrick Lockhart Gates Preston Ellis LLP
                               1601 K Street, N.W.
                             Washington, D.C. 20006

                               -----------------

It is proposed that this filing will become effective:

[ ]  immediately upon filing pursuant to Rule 485, paragraph (b)(1)

[ ]  on pursuant to Rule 485, paragraph (b)(1)

[X]  60 days after filing pursuant to Rule 485, paragraph (a)(1)

[ ]  on pursuant to Rule 485, paragraph (a)(1)

[ ]  75 days after filing pursuant to Rule 485, paragraph (a)(2)

[ ]  on pursuant to Rule 485, paragraph (a)(2)

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

     Title of series being registered:

     Investor Class shares of Grisanti Brown Value Fund

================================================================================

Prospectus

December 31, 2007


                                        [LOGO]

GrisantiBrown
  Value Fund

                                INVESTOR CLASS


     The Securities and Exchange Commission has not approved or disapproved the Fund's shares or determined whether this Prospectus is truthful or complete.
                      Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS



                    RISK/RETURN SUMMARY                   1

                      Investment Objective                1
                      Principal Investment Strategies     1
                      The Adviser's Process               1
                      Principal Investment Risks          2
                      Who May Want to Invest in the Fund  3

                    PERFORMANCE INFORMATION               4

                    FEE TABLE                             5

                    MANAGEMENT                            6

                      The Fund                            6
                      The Adviser                         6
                      Portfolio Managers                  6
                      Other Service Providers             7
                      Fund Expenses                       7

                    YOUR ACCOUNT                          8

                      How to Contact the Fund             8
                      General Information                 8
                      Buying Shares                      10
                      Selling Shares                     13
                      Exchange Privileges                15
                      Retirement Accounts                16

                    OTHER INFORMATION                    17

                      Distributions                      17
                      Taxes                              17
                      Organization                       17

                    FINANCIAL HIGHLIGHTS                 18

                                                            RISK/RETURN SUMMARY

CONCEPTS TO UNDERSTAND
COMMON STOCK means an ownership interest in a company and usually possesses voting rights and earns dividends.

MARKET CAPITALIZATION means the value of a company's common stock in the stock market.

EQUITY SECURITIES include common stock, preferred stock, convertible stock, warrants and American Depository Receipts.

AMERICAN DEPOSITORY RECEIPTS ("ADRS") are receipts for the shares of a foreign-based company traded on a U.S. stock exchange.
INVESTMENT OBJECTIVE

The primary objective of the Grisanti Brown Value Fund (formerly the SteepleView Fund) (the "Fund") is to seek to achieve capital appreciation, primarily through the purchase of U.S. equity securities, with an emphasis on absolute (positive) returns without regard to a specific benchmark.

PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the Fund invests primarily in equity securities of domestic companies with large market capitalizations (e.g., market capitalizations of $5 billion and over). The Fund may also invest, to a lesser extent, in equity securities of domestic companies with mid-sized and small market capitalizations (e.g., market capitalizations of $1--$5 billion and less than $1 billion, respectively). The Adviser intends to weight the fund's portfolio investments disproportionately in one or more particular sectors, industries (subject to a limit of 23% of the Fund's investments) or securities.


A central premise of the Fund is to construct an actively managed value-based portfolio of companies. The Fund is not subject to formal sector limitations, as Grisanti Brown & Partners LLC (the "Adviser") emphasizes specific stock selection rather than asset allocation, as central to its management philosophy.

THE ADVISER'S PROCESS

PURCHASING PORTFOLIO SECURITIES The Adviser's core philosophy is that the market is generally efficient and there are limited investment opportunities that offer superior upside potential relative to risk. The Adviser attempts to seek out this attractive but infrequent combination by striving to create a portfolio of equity securities of companies that sell at a discount to either:
(i) their net asset value, or (ii) their value based upon the companies' potential cash flow production over a predetermined multi-year period. In the Adviser's view, this is most effectively accomplished in three steps:
(1) identifying potential investments; (2) analyzing the valuations of identified securities and the capabilities and trustworthiness of issuer management; and (3) defending and executing its purchase decisions.

STEP ONE: IDENTIFYING POTENTIAL INVESTMENTS. The Adviser relies primarily on a combination of quantitative methods and fundamental analysis to select the securities in which the Fund will invest. The Adviser typically seeks securities for investment that are available at a substantial discount to either their net asset values or to their projected values, based on the Adviser's proprietary analysis of those securities' cash-flow potential during a pre-determined multi-year period. In determining whether a security is undervalued, the Adviser typically employs two distinct valuation methodologies. First, the Adviser seeks out issuers offering their securities at a low price relative to net asset value. Second, the Adviser also may evaluate issuers based on detailed estimates of such issuers' discounted cash flows or earnings potential. In this case, the Adviser evaluates companies and industries that appear to be, in the judgment of the Adviser, temporarily out of favor with the stock market. The Adviser attempts to purchase shares of those companies that, in the Adviser's judgment, are undervalued and also offer the potential for future growth.

STEP TWO: ANALYZING POTENTIAL INVESTMENTS. The Adviser's value model uses a multi-dimensional approach in its fundamental analysis, with emphasis on disciplined proprietary research and continued application of rigorous quantitative and qualitative selection screens. In addition to conducting analyses based upon, among other factors, extensive evaluation of an issuer's balance sheet, position relative to the business cycle and the business environment in which the issuer operates, commonly the Adviser will meet with a potential issuer's management in order to evaluate its capabilities and plans for execution.

STEP THREE: DEFENDING AND EXECUTING PURCHASE DECISIONS. In addition to filtering purchase decisions through the screens described above, the Adviser typically seeks out the opinions of independent research analysts, in particular those with whom a potential investment has fallen out of favor, for the purpose of testing the strength of the Adviser's proprietary analyses and assumptions in light of the Fund's particular investment objective and time horizon.

For an investment to be included in the Fund's portfolio, each of the investment professionals serving on the portfolio management team (the "Investment Team") must agree to the inclusion of the investment. The Adviser typically holds each investment for longer than one year, provided that the investment continues to satisfy the Fund's investment criteria.

SELLING PORTFOLIO SECURITIES The Adviser's process for selling portfolio securities is based on a method that indicates a company has achieved the valuation target identified as appropriate, based on a variety of possible quantitative measures, to that particular issuer's securities. The valuation target identified for a given portfolio security may change if new data becomes available justifying a higher or lower target using the same valuation methodology applied in making the initial purchase decision for that security.

In addition, the Adviser monitors investment selections and will typically reevaluate investments that reflect, in its view, a shift in the issuer's fundamental outlook. Although the Adviser does not employ a strategy that requires selling an investment for the sole reason that the investment's value has fallen below a minimum threshold relative to such investment's purchase price, a decline in value of 10% or more will trigger the Investment Team to initiate a review process comprised of Steps Two and Three in the Adviser's process for purchasing securities, which steps are described more fully above. In determining which of these stocks to sell, the Adviser may consider such factors as information derived from discussions with the issuer's management and the security movements of competitors, as well as other relevant factors.

Depending upon the conditions prompting reevaluation of the Fund's position in a particular portfolio security, the Adviser's reevaluation process may result in a determination by the Investment Team to hold or add to the Fund's position or, conversely, to sell the Fund's position in the portfolio security in question.

In circumstances in which favorable equity investments are not identified, the Fund typically intends to invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, bankers' acceptances and time deposits). Such a position, taken at the wrong time, may have an adverse impact on the Fund's performance. The Fund may be unable to achieve its investment objective to the extent it is invested in cash or cash equivalents.

PRINCIPAL INVESTMENT RISKS

GENERAL MARKET RISK. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. In general, stock values are affected by activities specific to the company issuing the stock, as well as general market, economic and political conditions. The Fund's net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. The Fund is not by itself a complete or balanced investment program and there is no assurance that the Fund will achieve its investment objective. You could lose money on your investment in the Fund or the Fund could underperform other investments. The principal risks of an investment in the Fund include:

  . The market may not recognize what the Adviser believes to be the true value or growth potential of the stocks held by the Fund;

  . Value stocks fall out of favor with the market, or react differently to market, political and economic developments than other types of stocks and the market as a whole;

  . The market experiences declines in general, or a decline in investor demand for the stocks held by the Fund also may adversely affect the value of the securities held;

  . The earnings of the companies in which the Fund invests may not continue to grow at expected rates, thus causing the price of the underlying stocks to decline; and

  .  The Adviser's strategy may fail to produce the intended results.

COMPANY RISK. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio. The value of an individual company can be more volatile than the market as a whole.


CONCENTRATION RISK. The Fund could experience significant volatility greater than stock funds investing in a broader range of sectors, industries or securities. In addition, concentration of a significant portion of the Fund's assets in a single sector, industry or security exposes the Fund to greater market risk and potential losses than if those assets were more broadly diversified, as any negative development, such as an adverse economic, political or regulatory event, in an industry, sector or security in which Fund assets are overweighted will have a greater impact on the Fund relative to funds whose investments are invested in a broader range of sectors, industries or securities.


NON-DIVERSIFICATION RISK. As the Fund is "non-diversified," its investments are not required to meet certain diversification requirements under Federal law. A "non-diversified" Fund is permitted to invest a greater percentage of its assets in the securities of a single issuer than a diversified fund. Thus, the Fund may have fewer holdings than other funds. As a result, a decline in the value of those investments would cause the Fund's overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

SMALLER-CAPITALIZATION COMPANY RISK. To the extent that the Fund invests in companies with market capitalizations smaller than large-cap companies, an investment in the Fund may be accompanied by the following additional risks:

  . Analysts and other investors typically follow these companies less actively and therefore information about these companies is not always readily available;

  . Securities of many smaller-capitalization companies are traded in the over-the-counter markets or on a regional securities exchange potentially making them thinly traded, less liquid and their prices more volatile than the prices of the securities of large-cap companies;

  . Changes in the value of smaller company stocks may not mirror the fluctuation of the market in general; and

  . More limited product lines, markets and financial resources make companies with smaller market capitalizations more susceptible to economic or market setbacks.

For these and other reasons, the prices of smaller-capitalization securities can fluctuate more significantly than the securities of larger capitalization companies. The smaller the company, the greater effect these risks may have on that company's operations and performance. As a result, an investment in the Fund may exhibit a higher degree of volatility than the general domestic securities market, depending on the extent of the Fund's investments held in the securities of companies having other than large market capitalizations.

WHO MAY WANT TO INVEST IN THE FUND

The Fund may be appropriate for you if you:

  .  Are willing to tolerate significant changes in the value of your investment

  .  Are pursuing a longer-term goal

  .  Are willing to accept high short-term risk.

The Fund may NOT be appropriate for you if you:

  . Want an investment that pursues market trends or focuses only on particular sectors or industries

  .  Need regular income or stability of principal

  .  Are pursuing a shorter-term goal or investing emergency reserves.

PERFORMANCE INFORMATION


The performance shown below reflects the performance of the I shares of the Fund, which commenced operations on October 21, 2005. The Investor Class of the Fund began offering its shares on December 31, 2007. Because the I shares of the Fund has a different expense structure, its performance differs than what the Investor Class of the Fund would have realized had it existed during the same period.


The following chart and table illustrate the Fund's I shares return as of December 31, 2006 and how the Fund's I shares return compares to a broad measure of market performance. The Fund has only been operational for two full calendar years.

PERFORMANCE INFORMATION (BEFORE AND AFTER TAXES) REPRESENTS ONLY PAST PERFORMANCE AND DOES NOT NECESSARILY INDICATE FUTURE RESULTS.

The following chart shows the annual total return for the calendar year ended December 31, 2006.

                         YEARS ENDED DECEMBER 31, 2006

                            [CHART]


 2006
 ----
16.39%

During the period shown, the highest return was 9.41% for the quarter ended December 31, 2006 and the lowest return was 4.88% for the quarter ended June 30, 2006.


The year-to-date total return of the Fund was 12.20% as of September 30, 2007.

The following table compares the Fund's I shares average annual total return, average annual total return after taxes on distributions and average annual total return after taxes on distributions and the sale of Fund shares as of December 31, 2006 to the S&P 500 Index(R).


                                                                   SINCE INCEPTION
                                                            1 YEAR   (10/21/05)
Return Before Taxes                                         16.39%     18.36%
Return After Taxes on Distributions                         16.35%     18.30%
Return After Taxes on Distributions and Sale of Fund Shares 12.20%     12.37%
S&P 500 Index(R)                                            16.44%     16.38%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The return after taxes may exceed the Fund's other returns before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

The S&P 500 Index(R) is the Fund's benchmark index and is a market index of common stocks. The S&P 500 Index(R) is unmanaged and reflects reinvestment of all dividends paid by the stocks included in the index. Unlike the performance figures of the Fund, the S&P 500 Index's(R) performance does not reflect the effect of expenses.

                                                                      FEE TABLE


The following tables describe the various fees and expenses that you may pay if you invest in the Fund's Investor Class. Shareholder fees are charges you pay when buying, selling or exchanging shares of the Fund. Operating expenses, which include fees of the Adviser, are paid out of the Fund's assets and are factored into the Fund's share price rather than charged directly to shareholder accounts.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering
  price)                                                                          None
Maximum Sales Charge (Load) Imposed on Reinvested Distributions                   None

Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of
  the sale price)                                                                None
Redemption Fee (as a percentage of amount redeemed)                              None
Exchange Fee (as a percentage of amount redeemed)                                None
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                                 0.85%
Distribution (12b-1) and/or Service Fees                                        0.25%
Other Expenses/(2)/                                                             0.89%
Total Annual Fund Operating Expenses/(3)/                                       1.99%



/(1)/The Fund has adopted a Rule 12b-1 Plan that allows the Fund to pay an annual fee of up to 0.25% to financial institutions that provide distribution and/or shareholder servicing to shareholders.

/(2)/Based on estimated amounts for the Fund's fiscal year ending September 30, 2008.

/(3)/The Fund's Adviser has agreed to voluntarily waive its fees and/or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) exceed 1.25% of the Fund's average daily net assets. Voluntary fee waivers and expense reimbursements may be reduced or eliminated at any time.


EXAMPLE:


The following is a hypothetical example intended to help you compare the cost of investing in the I Class of the Fund to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% annual return, that the Fund's Total Annual Fund Operating Expenses remain as stated in the previous table and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                         $202   $624   $1,073   $2,317

MANAGEMENT

THE FUND

The Fund is a series of Forum Funds (the "Trust"), an open-end, management investment company (mutual fund). The business of the Trust and the Fund is managed under the direction of the Board of Trustees (the "Board"). The Board oversees the Fund and meets periodically to review the Fund's performance, monitor investment activities and practices, and discuss other matters affecting the Fund. Additional information regarding the Board, as well as the Trust's executive officers, may be found in the Fund's Statement of Additional Information ("SAI").

THE ADVISER


The Fund's Adviser is Grisanti Brown & Partners LLC, 45 Rockefeller Plaza, 17/th/ Floor, New York, NY 10111. The Adviser is a SEC registered independent investment advisory firm that currently manages assets for institutional and individuals, including high net worth individuals, nationwide. The Adviser has provided investment advisory services to clients continuously since 1999 and has 12 employees. As of November 30, 2007, the Adviser had approximately $2.3 billion in assets under management.

Subject to the general control of the Board, the Adviser makes investment decisions for the Fund. The Adviser receives an annual advisory fee from the Fund at an annual rate equal to 0.85% of the Fund's average annual daily net assets.


A discussion summarizing the basis on which the Board most recently approved the investment advisory agreements between the Trust and the Adviser is included in the Fund's annual report for the period ended September 30, 2007.

PORTFOLIO MANAGERS


Christopher C. Grisanti, Vance C. Brown and Jared S. Leon, each a principal of the Adviser and member of the Investment Team, together manage the portfolio utilizing a team-based approach. Together, Messrs. Grisanti, Brown and Leon are jointly responsible for the day-to-day management of the Fund and perform all of the functions related to the management of the portfolio.


Christopher C. Grisanti is a founding member of the Adviser. Since the Adviser was established in 1999, Mr. Grisanti has served both as a portfolio manager and portfolio analyst. Mr. Grisanti joined Spears Benzak Salomon & Farrell ("SBSF") in 1994 as an analyst and in 1997 was made Director of Research. He specializes in technology and financial stocks. He is a Chartered Financial Analyst (awarded in 1996). From 1988 to 1994, Mr. Grisanti was a corporate lawyer for the law firm Simpson Thacher & Bartlett in New York City, where he worked in the securities and structured finance area. He graduated from Holy Cross College cum laude in 1983 and from Harvard Law School magna cum laude in 1987.

Vance C. Brown, also a founding member of the Adviser, has served as a portfolio manager and portfolio analyst since 1999. Prior to that, he was a Managing Director and portfolio manager at SBSF. From 1995 to 1998, Mr. Brown was a Vice President at Greenhaven Associates, an investment management firm based in Purchase, New York with about $1 billion under supervision. In 1990, Mr. Brown served as Executive Vice President and Associate Publisher of The Herald Publishing Company, a newspaper company based in Connecticut, helping to manage a turnaround and successfully negotiating the sale of the newspaper in 1995. Prior to 1990, he was employed by Prudential-Bache Securities ("Pru-Bache"), serving from 1988 to 1990 as a senior securities analyst with responsibility for covering electronic media including the broadcast, cable and radio industries, and from 1986 to 1988 as a junior analyst in equity research following newspaper and print media. During his tenure at Pru-Bache, Mr. Brown also assisted the investment banking department in negotiating various cable and radio transactions. Mr. Brown graduated from Brown University in 1985 with honors.

Jared S. Leon has served as a portfolio analyst for the Adviser since 1999 and is now both a portfolio manager and portfolio analyst for the Adviser. Prior to the Adviser's formation, he was an analyst at SBSF from 1997 to 1999. While Mr. Leon is a generalist, he specializes in the insurance and specialty finance sectors and is a Chartered Financial Analyst (awarded in 2001). Mr. Leon graduated from Washington University in St. Louis with a BA in Economics in 1997.

The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of shares of the Fund.

OTHER SERVICE PROVIDERS

Citigroup Fund Services, LLC ("Citigroup"), provides certain administration, portfolio accounting and transfer agency services to the Fund.

Foreside Fund Services, LLC, the Trust's principal underwriter (the "Distributor") acts as the Trust's Distributor in connection with the offering of the Fund's shares. The Distributor may enter into arrangements with banks, broker-dealers and other financial institutions through which investors may purchase or redeem shares.

Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, Anti-Money Laundering Compliance Officer and Sarbanes-Oxley certifying officers as well as certain additional compliance support functions to the Fund.

The Distributor and FCS are not affiliated with the Adviser or with Citigroup or its affiliates.

FUND EXPENSES

The Fund pays for its expenses out of its own assets. The Adviser or other service providers may waive all or any portion of their fees and reimburse certain expenses of the Fund. Any fee waiver or expense reimbursement increases the Fund's investment performance of the Fund for the period during which the waiver or reimbursement is in effect and may not be recouped at a later date.

YOUR ACCOUNT



HOW TO CONTACT THE FUND
WRITE TO US AT:
 Grisanti Brown Value Fund
 P.O. Box 182218
 Columbus, OH 43218-2218
OVERNIGHT ADDRESS:
 Grisanti Brown Value Fund
 3435 Stelzer Road
 Columbus, Ohio 43219
TELEPHONE US AT:
 (866) 755-8439 (toll free)
WIRE INVESTMENTS
(OR ACH PAYMENTS) TO:
 Citibank, N.A.
 New York, New York
 ABA #021000089
FOR CREDIT TO:
 Citigroup Fund Services, LLC
 Account # 30576692
 Grisanti Brown Value Fund
 [(Your Name)
 (Your Account Number)]

GENERAL INFORMATION

You may purchase or sell (redeem) shares of the Fund on each weekday that the New York Stock Exchange ("NYSE") is open. Under usual circumstances, the Fund may accept and process shareholder orders when the NYSE is closed if deemed appropriate by the Trust's officers.

You may purchase or sell (redeem) the Fund's shares at the net asset value of a share ("NAV"), next calculated after the Transfer Agent receives your request in proper form (as described in this Prospectus on pages 9 through 15). For instance, if the Transfer Agent receives your purchase request in proper form after 4:00 p.m., Eastern Time, your transaction will be priced at the next business day's NAV. The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

The Fund does not issue share certificates.

If you purchase shares directly from a Fund, you will receive quarterly statements detailing Fund balances and all transactions completed during the prior quarter and a confirmation of each transaction. Automatic reinvestments of distributions and systematic investments/withdrawals may be confirmed only by quarterly statement. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and quarterly statements.

The Fund reserves the right to waive minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges, telephone redemption privileges and exchange privileges.

WHEN AND HOW NAV IS DETERMINED The Fund calculates its NAV as of the close of the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each weekday except days when the New York Stock Exchange is closed. Under unusual circumstances, the Fund may accept and process orders when the New York Stock Exchange is closed. The time at which the NAV is calculated may change in case of an emergency.

The Fund's NAV is determined by taking the market value of the Fund's total assets, subtracting liabilities and then dividing the result (net assets) by the number of the Fund's shares outstanding.

The Fund values securities for which market quotations are readily available at current market value other than certain short-term securities, which are valued at amortized cost. Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on each Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price. Investments in other open-end regulated investment companies are valued at their NAV.

The Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available or the Adviser believes that the prices or values available are unreliable. Market quotations may not be readily available or may be unreliable if, among other things, (i) the exchange on which a Fund portfolio security is principally traded closes early,
(ii) trading in a portfolio security was halted during the day and did not resume prior to the time as of which the Fund calculates its NAV, or
(iii) events occur after the close of the securities markets on which the Fund's portfolio securities primarily trade but before the time as of which the Fund calculates its NAV.

The Fund may invest in the securities of smaller companies and medium sized companies. The Fund's investment in securities of smaller companies and medium sized companies could require a fair value determination because they are more thinly traded and less liquid than securities of larger companies.

Fair valuation is based on subjective factors and as a result, the fair value price of a security may differ from the security's market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

NYSE HOLIDAY SCHEDULE The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), President's Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November), and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.


To the extent the Fund's portfolio investments trade in markets on days when the Fund is not open for business, the Fund's assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days the Fund is open for business. If the exchange or market on which the Fund's underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. For example, the primary trading markets for the Fund may close early on the day before certain holidays and the day after Thanksgiving.


TRANSACTIONS THROUGH THIRD PARTIES If you invest through a broker or other financial institution, the policies and fees (other than sales charges) charged by that institution may be different than those of the Fund. Financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.

The Fund or any of its agents may enter into arrangements with a financial institution under which such party, at its own expense, will pay the financial institution a fee for providing distribution related services and/or for performing certain administrative or transfer agent servicing functions (such as sub-transfer agency, record-keeping or shareholder communication services) for the benefit of Fund shareholders. Such payments by such party may create an incentive for these financial institutions to recommend that you purchase Fund shares.


RULE 12B-1 DISTRIBUTION AND/OR SERVICE FEES The Trust has adopted a Rule 12b-1 plan on behalf of the Fund's Investor Class under which the Investor Class may pay the Distributor a fee of up to 0.25% of its average daily net assets for distribution services and the servicing of shareholder accounts. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and your investment cost over time may be higher than paying other types of sales charges. The Distributor may pay any fee received under the Rule 12b-1 plan to the Adviser or other financial institutions that provide distribution and shareholder services with respect to Fund shares.


ANTI-MONEY LAUNDERING PROGRAM Customer identification and verification are part of the Fund's overall obligation to deter money laundering under Federal law. The Trust has adopted an Anti-Money Laundering Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or
(iii) involuntarily close your account in case of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, at the sole discretion of Trust management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

DISCLOSURE OF PORTFOLIO HOLDINGS A description of the Fund's policies and procedures with respect to the disclosure of portfolio securities is available in the Fund's SAI and on the Fund's website at www.gbpfunds.com.


BUYING SHARES

HOW TO MAKE PAYMENTS Unless purchased through a third-party financial institution, all investments must be made by check, ACH or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust's anti-money laundering procedures adopted on behalf of the Fund, the Fund does not accept purchases made by credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, cashier's check, bank draft or traveler's check). The Fund and the Adviser also reserve the right to accept in kind contributions of securities in exchange for shares of the Fund.

     CHECKS For individual, sole proprietorship, joint, Uniform Gift to Minors Act ("UGMA") or Uniform Transfer to Minors Act ("UTMA") accounts, the check must be made payable to the "Grisanti Brown Value Fund" or to one or more owners of the account and endorsed to "Grisanti Brown Value Fund." For all other accounts, the check must be made payable on its face to "Grisanti Brown Value Fund." A $20 charge may be imposed on any returned checks.

     ACH Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks. Your financial institution may charge you a fee for this service.

     WIRES Instruct your financial institution with which you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

MINIMUM INVESTMENTS The Fund accepts investments in the following minimum amounts:


                                                         MINIMUM    MINIMUM
                                                         INITIAL   ADDITIONAL
                                                        INVESTMENT INVESTMENT
  Standard Accounts                                       $2,500      $ 0
  Traditional and Roth IRA Accounts                       $  500      $ 0
  Qualified Retirement, Pension or Profit Sharing Plans   $  500      $ 0
  Accounts with Systematic Investment Plans               $  500      $50


The Fund may, at its discretion, waive investment minimum requirements for certain Fund investors, including:

  . A client of a financial institution with which the Distributor has entered into a selected dealer or similar agreement on behalf of the Fund;

  .  Trustees and officers of the Trust;

  . Principals, officers and full-time employees of the Adviser, the Distributor, or any of their respective affiliates;

  . A spouse, parent, child, sibling or other close family member of any of the foregoing persons (a person in any of the first three categories is referred to herein as a "Fund Associate");

  . A rollover by an individual retirement account or self-employed retirement plan;

  .  A trust for the benefit of or the estate of a Fund Associate;

  . A client of the Adviser or a person otherwise known to the Adviser through a Fund Associate; and

  .  Other investors, as deemed appropriate by the Fund.

The Fund reserves the right to waive minimum investment amounts, if deemed appropriate by Trust officers.

ACCOUNT APPLICATION AND CUSTOMER IDENTITY VERIFICATION To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your name, address, date of birth, and other information or documents that will allow us to identify you. For certain types of accounts, additional information may be required.

If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your broker. If the Fund cannot obtain the required information within a timeframe established in our sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the NAV next calculated after receipt of your application in proper form. If your application is accepted, the Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in our sole discretion. If the Fund cannot do so, the Fund reserves the right to redeem your investment at the next net asset value calculated after the Fund decides to close your account, but only if your original check clears the bank. If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes and will not be able to recoup any redemption fees assessed.

The Fund may reject your application under the Trust's Anti-Money Laundering Program. Under this program your money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.

LIMITATIONS ON FREQUENT PURCHASES AND REDEMPTIONS The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Fund's policy to discourage short-term trading. Frequent trading in the Fund, such as by traders seeking short-term profits from market momentum and other timing strategies, may interfere with the management of the Fund's portfolio and result in increased administrative and brokerage costs and a potential dilution in the value of Fund shares. As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders.

Focus is placed on identifying redemption transactions which may be harmful to the Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchases within a pre-determined period of time. If frequent trading trends are detected, an appropriate course of action is taken. The Fund reserves the right to cancel (within one business day), restrict, or reject without any prior notice, any purchase or exchange order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund's portfolio, and purchase orders not accompanied by payment.

Because the Fund receives purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemption. As a consequence, the Fund's ability to monitor and discourage abusive trading practices in such accounts may be limited.

The investment in foreign securities may make the Fund more susceptible to the risk of market timing activities because of price differentials that may be reflected in the net asset value of the Fund's shares.

The Fund generally prices its foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund's calculation of its net asset value. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. Although the Fund may fair value foreign securities in such instances and notwithstanding other measures the Fund may take to discourage frequent purchases and redemptions, investors may engage in frequent short-term trading to take advantage of any arbitrage opportunities in the pricing of the Fund's shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing.

The investment in securities of smaller companies may make the Fund more susceptible to market timing as shareholders may try to capitalize on the market volatilities of such securities and the effect of the volatilities on the value of Fund shares. The Fund reserves the right to refuse any purchase (including exchange) request, particularly requests that could adversely affect the Fund or its operations.

ACCOUNT REQUIREMENTS

                  TYPE OF ACCOUNT             REQUIREMENT
              INDIVIDUAL, SOLE          . Instructions must be
              PROPRIETORSHIP AND JOINT    signed by all persons
              ACCOUNTS                    required to sign
              Individual accounts are     exactly as their names
              owned by one person, as     appear on the account.
              are sole proprietorship
              accounts. Joint accounts
              have two or more owners
              (tenants)
              GIFTS OR TRANSFERS TO A   . Depending on state
              MINOR                       laws, you can set up a
              (UGMA, UTMA)                custodial account
              These custodial accounts    under the UGMA or the
              provide a way to give       UTMA.
              money to a child and      . The custodian must
              obtain tax benefits         sign instructions in a
                                          manner indicating
                                          custodial capacity.
              CORPORATIONS/OTHER        . Submit a certified
                                          copy of its articles
                                          of incorporation (or a
                                          government-issued
                                          business license or
                                          other document that
                                          reflects the existence
                                          of the entity) and
                                          corporate resolution
                                          or secretary's
                                          certificate.
              TRUSTS                    . The trust must be
                                          established before an
                                          account can be opened.
                                        . Provide the first and
                                          signature pages from
                                          the trust document
                                          identifying the
                                          trustees.

INVESTMENT PROCEDURES

                                           HOW TO ADD TO YOUR
               HOW TO OPEN AN ACCOUNT           ACCOUNT
              BY CHECK                  BY CHECK
              . Call or write us for    . Fill out an investment
                an account application    slip from a
              . Complete the              confirmation or write
                application (and other    us a letter
                required documents)     . Write your account
              . Mail us your original     number on your check
                application (and other  . Mail us the slip (or
                required documents)       your letter) and the
                and a check               check

               HOW TO OPEN AN ACCOUNT      HOW TO ADD TO YOUR
                    (CONTINUED)                 ACCOUNT
              BY WIRE                   BY WIRE
              . Call or write us for    . Call to notify us of
                an account application    your incoming wire
              . Complete the            . Instruct your U.S.
                application (and other    financial institution
                required documents)       to wire your money to
              . Call us to fax the        us
                completed application
                (and other required
                documents) and we will
                assign you an account
                number
              . Mail us your original
                application (and other
                required documents)
              . Instruct your U.S.
                financial institution
                to wire your money to
                us
              BY ACH PAYMENT            BY SYSTEMATIC INVESTMENT
              . Call or write us for    . Complete the
                an account application    systematic investment
              . Complete the              section of the
                application (and other    application
                required documents)     . Attach a voided check
              . Call us to fax the        to your application
                completed application   . Mail us the completed
                (and other required       original application
                documents) and we will    and voided check
                assign you an account   . We will electronically
                number                    debit your purchase
              . Mail us your original     proceeds from the
                application (and other    financial institution
                required documents)       account identified on
              . We will electronically    your account
                debit your purchase       application
                proceeds from the
                financial institution
                account identified on
                your account
                application


SYSTEMATIC INVESTMENTS You may invest a specified amount of money in the Fund once or twice a month on specified dates. These payments are taken from your bank account by ACH payment. Systematic investments must be for at least $50.


CANCELED OR FAILED PAYMENTS The Fund accepts checks and ACH transfers at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or the Transfer Agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the Transfer Agent) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase or exchange due to nonpayment.

SELLING SHARES

The Fund processes redemption orders promptly. Under normal circumstances, the Fund will send redemption proceeds to you within a week. If the Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until such payment is received, which may be up to 15 calendar days.

                           HOW TO SELL SHARES FROM
                                 YOUR ACCOUNT
                           BY MAIL
                           . Prepare a written
                             request including:
                            . Your name(s) and
                              signature(s)
                            . Your account number
                            . The Fund name
                            . The dollar amount or
                              number of shares you
                              want to sell
                            . How and where to send
                              the redemption
                              proceeds
                           . Obtain a signature
                             guarantee (if required
                             - see below)
                           . Obtain other
                             documentation (if
                             required - see below)
                           . Mail us your request
                             and documentation
                           BY WIRE
                           . Wire redemptions are
                             only available if your
                             redemption is for
                             $5,000 or more and you
                             did not decline wire
                             redemption privileges
                             on your account
                             application
                           . Call us with your
                             request (unless you
                             declined telephone
                             redemption privileges
                             on your account
                             application) (see "By
                             Telephone") OR
                           . Mail us your request
                             (see "By Mail")
                           BY TELEPHONE
                           . Call us with your
                             request (unless you
                             declined telephone
                             redemption privileges
                             on your account
                             application)
                           . Provide the following
                             information:
                            . Your account number
                            . Exact name(s) in
                              which the account is
                              registered
                            . Additional form of
                              identification
                           . Redemption proceeds
                             will be:
                            . Mailed to you OR
                            . Wired to you (unless
                              you declined wire
                              redemption privileges
                              on your account
                              application) (see "By
                              Wire")
                           SYSTEMATICALLY
                           . Systematic withdrawals
                             must be for at least
                             $250
                           . Complete the
                             systematic withdrawal
                             section of the
                             application
                           . Attach a voided check
                             to your application
                           . Mail us your completed
                             application
                           . Redemption proceeds
                             will be electronically
                             credited to your
                             account at the
                             financial institution
                             identified on your
                             account application


WIRE OR ACH REDEMPTION PRIVILEGES You may redeem your shares by wire or ACH unless you declined wire or ACH redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000, except for systematic withdrawals.

TELEPHONE REDEMPTION PRIVILEGES You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the Transfer Agent takes reasonable measures to verify that the order is genuine. Telephone redemption orders may be difficult to complete during periods of significant economic or market activity. If you are not able to reach the Fund by telephone, you may overnight your redemption order.


SYSTEMATIC WITHDRAWALS You may redeem a specified amount of money from your account once a month on a specified date. These payments are sent from your account to a designated bank account by ACH payment. Systematic withdrawals must be for at least $250.

SIGNATURE GUARANTEE REQUIREMENTS To protect you and the Fund against fraud, signatures on certain requests must have a signature guarantee. A signature guarantee verifies the authenticity of your signature. You can obtain a signature guarantee from most banking institutions or securities brokers, but not from a notary public. The Transfer Agent will need written instructions signed by all registered shareholders, with a signature guarantee for each shareholder, for any of the following:

  .  Written requests to redeem $100,000 or more

  .  Changes to a shareholder's record name

  . Redemptions from an account for which the address or account registration has changed within the last 30 days

  . Sending redemption and distribution proceeds to any person, address or financial institution account, not on record

  . Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account

  . Adding or changing ACH or wire instructions, telephone redemption or exchange options, or any other election in connection with your account

The Transfer Agent reserves the right to require signature guarantees on any redemptions.

At its discretion, the Transfer Agent may not require a signature guarantee for instructions provided by certain financial institutions acting on behalf of their clients.


SMALL ACCOUNTS If the value of your account falls below $1,000 ($250 for IRAs), the Fund may ask you to increase your balance. If the account value is still below those levels after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account's market value.


REDEMPTIONS IN KIND The Fund reserves the right to pay redemption proceeds in portfolio securities rather than in cash. These redemptions "in kind" usually occur if the amount to be redeemed is large enough to affect the Fund's operations (for example, if it represents more than 1% of the Fund's assets).

LOST ACCOUNTS The Transfer Agent will consider your account "lost" if correspondence to your address of record is returned as undeliverable on two or more occasions, unless the Transfer Agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding (unpaid for six months or more) checks that have been returned to the Transfer Agent may be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance, but will be held in an account for a period of time until the Transfer Agent locates you.

EXCHANGE PRIVILEGES

You may exchange your Fund shares for shares of certain other mutual funds, including other Trust series. For a list of mutual funds available for exchange, call the transfer agent. Be sure to confirm with the transfer agent that the fund into which you exchange is available for sale in your state. Not all funds available for exchange may be available for purchase in your state. Because exchanges are a sale and purchase of shares, they may have tax consequences. If you exchange into a fund that imposes a sales charge, you may have to pay that fund's sales charge at the time of the exchange.

REQUIREMENTS You may make exchanges only between identically registered accounts (name(s), address, and taxpayer ID number). There is currently no limit on exchanges, but the Fund reserves the right to limit exchanges. (See also "Limitations on Frequent Purchases and Redemptions" above.) You may exchange your shares by mail or telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

                               HOW TO EXCHANGE
                           BY MAIL
                           . Prepare a written
                             request including:
                            . Your name(s) and
                              signature(s)
                            . Your account number
                            . The names of each
                              fund you are
                              exchanging
                            . The dollar amount or
                              number of shares you
                              want to sell (and
                              exchange)
                           . Open a new account and
                             complete an account
                             application if you are
                             requesting different
                             shareholder privileges
                           . Obtain a signature
                             guarantee, if required
                             (see above)
                           . Mail us your request
                             and documentation
                           BY TELEPHONE
                           . Call us with your
                             request (unless you
                             declined telephone
                             redemption privileges
                             on your account
                             application)
                           . Provide the following
                             information:
                            . Your account number
                            . Exact name(s) in
                              which account is
                              registered
                            . The names of each
                              fund you are
                              exchanging
                            . The dollar amount or
                              number of shares you
                              want to sell (and
                              exchange)
                            . Additional form of
                              identification

RETIREMENT ACCOUNTS

You may invest in Fund shares through IRA accounts sponsored by the Fund, including traditional and Roth IRAs. The Fund may also be appropriate for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax advisor. Whenever making an investment in an IRA, be sure to indicate the year for which the contribution is made.

                                                              OTHER INFORMATION

DISTRIBUTIONS

The Fund declares distributions from net investment income and pays those distributions annually. Any net capital gain realized by the Fund will be distributed at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

The Fund operates in a manner such that it will not be liable for Federal income or excise taxes.

You will generally be taxed on the Fund's distributions, regardless of whether you reinvest them or receive them in cash. The Fund's distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income. A portion of the dividends paid by the Fund may be eligible for the dividends-received deduction for corporate shareholders. The Fund's distributions of net long-term capital gain (if any) are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to certain state and local taxes.

Some of the Fund's distributions may be treated as "qualified dividend income," taxable to individuals at a maximum Federal income tax rate of 15% (5% for individuals in lower tax brackets) through 2010. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met by the Fund and the shareholder.

Distributions of capital gain and the Fund's distribution of net investment income reduce the NAV of the Fund's shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment. The sale or exchange of Fund shares may be a taxable transaction for Federal income tax purposes.

You will recognize a gain or loss on such transactions equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will generally be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange. Any capital loss arising from the sale or exchange of shares held for six months or less, however, will be treated as long-term capital gain distributions with respect to those shares.

The Fund may be required to withhold Federal income tax at the required Federal backup withholding rate on all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Rather, any amounts withheld may be credited against your Federal income tax liability once you provide the required information or certification.


The Fund will mail you reports containing information about the income tax status of distributions paid during the year after December 31 of each year. For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax advisor.


ORGANIZATION

The Trust is a Delaware statutory trust. The Fund does not expect to hold shareholders' meetings unless required by Federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders' meetings unless a matter relates only to specific series (such as approval of an advisory agreement for the Fund). From time to time, large shareholders may control the Fund or the Trust.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Fund for the past fiscal year. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the year ended September 30, 2007 has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


Because the Fund did not offer Investor Class shares prior to the date of this prospectus, these financial highlights reflect selected data for a share outstanding of the Fund's I shares throughout each period. Certain information in the table below would differ for the Investor Class because the I shares expenses may differ from those of the Investor Class.



                                                                         FROM
                                                                      OCTOBER 21,
                                                                         2005
                                                                     COMMENCEMENT
                                                                     OF OPERATIONS
                                                        YEAR ENDED      THROUGH
                                                       SEPTEMBER 30, SEPTEMBER 30,
                                                           2007          2006
                                                       ------------- -------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $ 11.17       $ 10.00
                                                          -------       -------
OPERATIONS
Net investment income (loss)/(a)/                            0.07          0.04
Net realized and unrealized gain (loss) on investments       1.29          1.14
                                                          -------       -------
Total from Investment Operations                             1.36          1.18
                                                          -------       -------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income                                       (0.03)        (0.01)
                                                          -------       -------
NET ASSET VALUE, END OF PERIOD                            $ 12.50       $ 11.17
                                                          =======       =======
TOTAL RETURN/(b)/                                           12.20%        11.78%
RATIO/SUPPLEMENTARY DATA:
Net Assets at End of Period (000's omitted)               $62,162       $52,925
Ratios to Average Net Assets/(c)/:
   Net expenses                                              1.19%         1.50%
   Gross expenses/(d)/                                       1.40%         1.82%
   Net investment income (loss)                              0.53%         0.35%
PORTFOLIO TURNOVER RATE/(b)/                                   58%           50%


/(a)/Calculated based on average shares outstanding during the period. /(b)/Not annualized.
/(c)/Annualized.
/(d)/Reflects the expense ratio excluding any waivers and/or reimbursements.

                                        [LOGO]

GrisantiBrown
  Value Fund

ANNUAL/SEMI-ANNUAL REPORTS
Additional information about the Fund's investments is available in the Fund's annual/semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")
The SAI provides more detailed information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus.

CONTACTING THE FUND
You can get free copies of the annual/semi-annual reports, the prospectus, the SAI, request other information, and discuss your questions about the Fund by contacting the Fund at:

                 GRISANTI BROWN VALUE FUND

                 P.O. BOX 182218
                 COLUMBUS, OH 43218-2218
                 (866) 775-8439 (TOLL FREE)


                 OVERNIGHT ADDRESS:
                 GRISANTI BROWN VALUE FUND

                 3435 STELZER ROAD
                 COLUMBUS, OHIO 43219
                 HTTP://WWW.GBPFUNDS.COM


SECURITIES AND EXCHANGE COMMISSION INFORMATION
You can also review the Fund's annual/semi-annual reports, the prospectus, the SAI and other information about the Fund at the Public Reference Room of the Securities and Exchange Commission ("SEC"). The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can get copies of this information, for a fee, by e-mailing or writing to:

                 PUBLIC REFERENCE ROOM
                 SECURITIES AND EXCHANGE COMMISSION
                 WASHINGTON, D.C. 20549-0102
                 EMAIL ADDRESS: PUBLICINFO@SEC.GOV

Fund information, including copies of the annual/semi-annual reports and the SAI, is available in the EDGAR database on the SEC's Web site at www.sec.gov.

                 DISTRIBUTOR
                 FORESIDE FUND SERVICES, LLC
                 HTTP://WWW.FORESIDES.COM

                   INVESTMENT COMPANY ACT FILE NO. 811-3023

                      STATEMENT OF ADDITIONAL INFORMATION


                               December 31, 2007

                           GRISANTI BROWN VALUE FUND


                                INVESTOR CLASS

INVESTMENT ADVISER:

      Grisanti Brown & Partners LLC
      45 Rockefeller Plaza, 17th Floor
      New York, NY 10111

ACCOUNT INFORMATION AND SHAREHOLDER SERVICES:

      Citigroup Fund Services, LLC

      P.O. Box 182218
      Columbus, Ohio 43218-2218
      (866) 775-8439
      www.gbpfunds.com


This Statement of Additional Information (the "SAI") supplements the Prospectus dated December 31, 2007 as may be amended from time to time, offering shares of the Grisanti Brown Value Fund (the "Fund"), a separate series of Forum Funds, a registered, open-end management investment company (the "Trust"). This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by contacting Citigroup Fund Services, LLC at the address or telephone number listed above.

Financial statements for the Fund for the fiscal year ended September 30, 2007 are included in the Annual Report to shareholders and are incorporated by reference into, and legally a part of, this SAI. Copies of the Annual Report may be obtained, without charge, upon request by contacting Citigroup Fund Services, LLC at the address, telephone number or website listed above.

TABLE OF CONTENTS
-----------------
GLOSSARY...................................................................   1

1. INVESTMENT POLICIES AND RISKS...........................................   2

2. INVESTMENT LIMITATIONS..................................................  10

3. MANAGEMENT..............................................................  12

4. PORTFOLIO TRANSACTIONS..................................................  21

5. PURCHASE AND REDEMPTION INFORMATION.....................................  24

6. TAXATION................................................................  26

7. OTHER MATTERS...........................................................  30

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS............................. A-1

APPENDIX B - MISCELLANEOUS TABLES.......................................... B-1

APPENDIX C - PROXY VOTING PROCEDURES....................................... C-1

GLOSSARY

As used in this SAI, the following terms have the meanings listed.

"Accountant" means Citigroup.

"Administrator" means Citigroup.


"Adviser" means-Grisanti Brown & Partners LLC


"Board" means the Board of Trustees of the Trust.

"CFTC" means U.S. Commodities Futures Trading Commission.

"Citi" means Citigroup Fund Services, LLC.

"Code" means the Internal Revenue Code of 1986, as amended.

"Custodian" means Citibank, N.A.

"Distributor" means Foreside Fund Services, LLC.

"FCS" means Foreside Compliance Services, LLC, provider of compliance services to the Fund.

"Fitch" means Fitch Ratings.


"Fund" means Grisanti Brown Value Fund.


"Independent Trustee" means a Trustee that is not an interested person of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act.

"IRS" means Internal Revenue Service.

"Moody's" means Moody's Investors Service.

"NRSRO" means a nationally recognized statistical rating organization.

"NAV" means net asset value per share.

"SAI" means Statement of Additional Information.

"SEC" means the U.S. Securities and Exchange Commission.

"S&P" means Standard & Poor's, a division of the McGraw Hill Companies.

"Transfer Agent" means Citi.

"Trust" means Forum Funds.

"U.S. Government Securities" means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

"1933 Act" means the Securities Act of 1933, as amended and including rules and regulations promulgated thereunder.

"1940 Act" means the Investment Company Act of 1940, as amended.

1. INVESTMENT POLICIES AND RISKS

The Fund is a non-diversified series of the Trust. This section discusses in greater detail than the Fund's Prospectus certain investments that the Fund may make. The Fund will make only those investments described below that are in accordance with its investment objectives and policies.

A. SECURITY RATINGS INFORMATION

The Fund's investments in convertible securities are subject to the credit risk relating to the financial condition of the issuers of the securities that the Fund holds. To limit credit risk, the Fund may only invest in: (1) convertible and other debt securities that are rated "Baa" or higher by Moody's or "BBB" or higher by S&P at the time of purchase; and (2) preferred stock rated "baa" or higher by Moody's or "BBB" or higher by S&P at the time of purchase. The Fund may purchase unrated convertible securities if, at the time of purchase, the Adviser believes that they are of comparable quality to rated securities that the Fund may purchase. Unrated securities may not be as actively traded as rated securities.

Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. The Fund may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. The Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Adviser to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if the Adviser determines that retaining such security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss. To the extent that the ratings given by an NRSRO may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.

B. EQUITY SECURITIES

1. GENERAL

COMMON AND PREFERRED STOCK. The Fund may invest in common and preferred stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

To the extent that the Fund invests in real estate companies, the Fund's investments may experience real estate market risks including declines in the value of real estate, changes in interest rates, lack of available mortgage funds or other limits on obtaining capital, overbuilding, extended vacancies of properties, increases in property taxes and operating expenses, changes in zoning laws or regulations and casualty or condemnation losses.

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. Convertible securities include debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a company's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

WARRANTS. The Fund may invest in warrants. Warrants are securities, typically issued with preferred stock or bonds that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer.

DEPOSITORY RECEIPTS. The Fund may invest in depository receipts. A depository receipt is a receipt for shares of a foreign-based company that entitles the holder to distributions on the underlying security. Depository receipts include sponsored and unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and other similar global instruments. The Fund may invest up to 20% of their assets in ADRs and EDRs. ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets. EDRs (sometimes called Continental Depository Receipts) are receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs, and are designed for use in European securities markets. The Fund invests in depository receipts in order to invest in a specific company whose underlying securities are not traded on a U.S. securities exchange.

2. RISKS

COMMON AND PREFERRED STOCK. The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measure of a company's worth. If you invest in the Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

CONVERTIBLE SECURITIES. Investment in convertible securities generally entails less risk than an investment in the issuer's common stock. Convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile. Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

WARRANTS. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless.

DEPOSITORY RECEIPTS. Unsponsored depository receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depository receipt facility, whereas foreign issuers typically bear certain costs in a sponsored depository receipt. The bank or trust company depository of an unsponsored depository receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depository receipts may be more volatile than the prices of sponsored depository receipts.

C. DEBT SECURITIES

1. GENERAL

Although the Fund does not, under normal market conditions, intend to invest in debt securities to any significant degree, the Fund reserves the right to invest in the following types of debt securities:

CORPORATE DEBT OBLIGATIONS. Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar corporate debt instruments. Companies use these instruments to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than 9 months. In addition, the Fund may invest in corporate debt securities registered and sold in the United States by foreign issuers (Yankee bonds) and those sold outside the United States by foreign or U.S. issuers (Eurobonds). To the extent it invests in corporate debt obligations, the Fund intends to restrict its purchases of these securities to issues denominated and payable in United States dollars. The Fund may only invest in commercial paper that is rated in one of the two highest short-term rating categories by an NRSRO or, if unrated, is judged by the Adviser to be of comparable quality.

FINANCIAL INSTITUTION OBLIGATIONS. Obligations of financial institutions include, among other things, negotiable certificates of deposit and bankers' acceptances. To the extent it invests in financial institution obligations, the Fund may invest in negotiable certificates of deposit and bankers' acceptances issued by commercial banks doing business in the United States that have, at the time of investment, total assets in excess of one billion dollars and are insured by the Federal Deposit Insurance Corporation. Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft, which has been drawn by a customer, and are usually backed by goods in international trade. Certificates of deposit which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties which could reduce the Fund's performance.

U.S. GOVERNMENT SECURITIES. U.S. Government Securities include securities issued by the U.S. Treasury and by U.S. Government agencies and instrumentalities. U.S. Government Securities may be supported by the full faith and credit of the United States (such as mortgage-related securities and certificates of the Government National Mortgage Association and securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (such as Federal Home Loan Bank securities); by the discretionary authority of the U.S. Treasury to lend to the issuer (such as Fannie Mae (formerly the Federal National Mortgage Association) securities); or solely by the creditworthiness of the issuer (such as Federal Home Loan Mortgage Corporation securities).

Holders of U.S. Government Securities not backed by the full faith and credit of the United States must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. No assurance can be given that the U.S. Government would provide support if it were not obligated to do so by law. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

MORTGAGE-RELATED SECURITIES. The Fund may invest in mortgage-related securities that are U.S. Government Securities or are rated in one of the two highest rating categories by an NRSRO or, if unrated, are judged by the Adviser to be of comparable quality. Mortgage-related securities represent interests in a pool of mortgage loans originated by lenders such as commercial banks, savings associations and mortgage bankers and brokers. Mortgage-related securities may be issued by governmental or government-related entities or by non-governmental entities such as special purpose trusts created by commercial lenders.

Pools of mortgages consist of whole mortgage loans or participations in mortgage loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Fund may purchase pools of adjustable-rate mortgages, growing equity mortgages, graduated payment mortgages and other types. Mortgage poolers apply qualification standards to lending institutions which originate mortgages for the pools as well as credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

Mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or on specified call dates. Most mortgage-related securities, however, are pass-through securities, which means that investors receive payments consisting of a pro-rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as loans in the underlying mortgage pool are paid off by the borrowers. Additional prepayments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying property or refinancing of the underlying loans. As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular mortgage-related security. Although mortgage-related securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the mortgages may shorten considerably the securities' effective maturities.

GOVERNMENT AND AGENCY MORTGAGE-RELATED SECURITIES. The principal issuers or guarantors of mortgage-related securities are the Government National Mortgage Association ("GNMA"), Fannie Mae ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA, a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development ("HUD"), creates pass-through securities from pools of government guaranteed (Federal Housing Authority or Veterans Administration) mortgages. The full faith and credit of the U.S. Government back the principal and interest on GNMA pass-through securities.

FNMA, which is a U.S. Government-sponsored corporation owned entirely by private stockholders that is subject to regulation by the Secretary of HUD, and FHLMC, a corporate instrumentality of the U.S. Government, issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages. FNMA guarantees full and timely payment of all interest and principal, and FHMLC guarantees timely payment of interest and ultimate collection of principal of its pass-through securities. The full faith and credit of the U.S. Government do not back mortgage-related securities from FNMA and FHLMC.

PRIVATELY ISSUED MORTGAGE-RELATED SECURITIES. The Fund may invest in privately issued mortgage-backed securities. Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations that are collateralized by mortgage-related securities issued by GNMA, FNMA or FHLMC or by pools of conventional mortgages of multi-family or of commercial mortgage loans.

Privately-issued mortgage-related securities generally offer a higher rate of interest (but greater credit and interest rate risk) than securities issued by U.S. Government issuers because there are no direct or indirect governmental guarantees of payment. Many non-governmental issuers or servicers of mortgage-related securities guarantee or provide insurance for timely payment of interest and principal on the securities. The market for privately-issued mortgage-related securities is smaller and less liquid than the market for mortgage-related securities issued by U.S. government issuers.

STRIPPED MORTGAGE-RELATED SECURITIES. Stripped mortgage-related securities are multi-class mortgage-related securities that are created by separating the securities into their principal and interest components and selling each piece separately. Stripped mortgage-related securities are usually structured with two classes that receive different proportions of the interest and principal distributions in a pool of mortgage assets.

ADJUSTABLE RATE MORTGAGE SECURITIES. Adjustable rate mortgage securities ("ARMs") are pass-through securities representing interests in pools of mortgage loans with adjustable interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate, and that may be subject to certain limits. Although the rate adjustment feature may reduce sharp changes in the value of adjustable rate securities, these securities can change in value based on changes in market interest rates or changes in the issuer's creditworthiness. Changes in the interest rates on ARMs may lag behind changes in prevailing market interest rates. This may result in a slightly lower net value until the interest rate resets to market rates. Thus, the Fund could suffer some principal loss if the Fund sold the securities before the interest rates on the underlying mortgages were adjusted to reflect current market rates. Some adjustable rate securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rates during a specified period or over the life of the security.

COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations ("CMOs") are multiple-class debt obligations that are fully collateralized by mortgage-related pass-through securities or by pools of mortgages ("Mortgage Assets"). Payments of principal and interest on the Mortgage Assets are passed through to the holders of the CMOs as they are received, although certain classes (often referred to as "tranches") of CMOs have priority over other classes with respect to the receipt of mortgage prepayments.

Multi-class mortgage pass-through securities are interests in trusts that hold Mortgage Assets and have multiple classes similar to those of CMOs. Payments of principal and interest on the underlying Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide funds to pay debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. Planned amortization class mortgage-related securities ("PAC Bonds") are a form of parallel pay CMO. PAC Bonds are designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a contemplated range. CMOs may have complicated structures and generally involve more risks than simpler forms of mortgage-related securities.

VARIABLE AND FLOATING RATE SECURITIES. Debt securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the "underlying index"). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. The rate of interest on securities may be tied to U.S. Government Securities or indices on those securities as well as any other rate of interest or index. Certain variable rate securities pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes referred to as "inverse floaters"). Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. This mechanism may increase the volatility of the security's market value while increasing the security's yield.

Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, the Fund might be entitled to less than the initial principal amount of the security upon the security's maturity. The Fund intends to purchase these securities only when the Adviser believes the interest income from the instrument justifies any principal risks associated with the instrument. The Adviser may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that the Adviser will be able to limit the effects of principal fluctuations and, accordingly, the Fund may incur losses on those securities even if held to maturity without issuer default.

There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for the Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights it may have. The Fund could, for this or other reasons, suffer a loss with respect to those instruments. The Adviser monitors the liquidity of the Fund's investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

2. RISKS

GENERAL. The market value of the interest-bearing fixed income securities held by the Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All fixed income securities can change in value when there is a change in interest rates. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of that issuer's debt securities. As a result, an investment in the Fund is subject to risk even if all fixed income securities in the Fund's investment portfolio are paid in full at maturity. In addition, certain fixed income securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security's maturity.

Yields on fixed income securities are dependent on a variety of factors, including the general conditions of the fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Fixed income securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities.

The issuers of fixed income securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities. The possibility exists therefore, that, as a result of bankruptcy, litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

CREDIT RISK. The Fund's investments in fixed income securities are subject to credit risk relating to the financial condition of the issuers of the securities that the Fund holds. To limit credit risk, the Fund will generally buy debt securities that are rated by an NRSRO in the top four long-term rating categories or in the top two short-term rating categories.

The Fund may retain a security that ceases to be rated or whose rating has been lowered below the Fund's lowest permissible rating category if the Adviser determines that retaining the security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

The Fund may purchase unrated securities if the Adviser determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may not be as actively traded as rated securities.

MORTGAGE-RELATED SECURITIES. The value of mortgage-related securities may be significantly affected by changes in interest rates, the markets' perception of issuers, the structure of the securities and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize mortgage-related securities depends in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. Some mortgage-related securities have structures that make their reaction to interest rate changes and other factors difficult to predict.

Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location and age of the mortgages and other social and demographic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. The volume of prepayments of principal on the mortgages underlying a particular mortgage-related security will influence the yield of that security, affecting the Fund's yield. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund to the extent it retains the same percentage of debt securities, may have to reinvest the proceeds of prepayments at lower interest rates then those of its previous investments. If this occurs, the Fund's yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates (when prepayment of principal is more likely) than other fixed income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. A decrease in the rate of prepayments may extend the effective maturities of mortgage-related securities, reducing their sensitivity to changes in market interest rates. To the extent that the Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium.

To lessen the effect of the failures by obligors on Mortgage Assets to make payments, CMOs and other mortgage-related securities may contain elements of credit enhancement, consisting of either: (1) liquidity protection; or
(2) protection against losses resulting after default by an obligor on the underlying assets and allocation of all amounts recoverable directly from the obligor and through liquidation of the collateral. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of these. The Fund will not pay any additional fees for credit enhancements for mortgage-related securities, although the credit enhancement may increase the costs of the mortgage-related securities.

D. ILLIQUID AND RESTRICTED SECURITIES

1. GENERAL

The Fund may not acquire securities or invest in repurchase agreements if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in illiquid securities.

The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include: (1) repurchase agreements not entitling the holder to payment of principal within seven days (2) purchased over-the-counter options;
(3) securities which are not readily marketable; and (4) except as otherwise determined by the Adviser, securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act ("restricted securities").

2. RISKS

Limitations on resale may have an adverse effect on the marketability of a security and the Fund might also have to register a restricted security in order to dispose of it, resulting in expense and delay. The Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time. Any security, including securities determined by the Adviser to be liquid, can become illiquid.

3. DETERMINATION OF LIQUIDITY

The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to the Adviser, pursuant to guidelines approved by the Board. The Adviser determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Adviser may determine that the securities are liquid.

E. SECURITIES LENDING AND RELATED TRANSACTIONS

1. GENERAL

The Fund may lend portfolio securities and purchase securities on a when-issued, delayed delivery or forward commitment basis. The Fund uses these investment techniques only when the Adviser believes that these techniques and the returns available to the Fund from investing the cash will provide investors a potentially higher return. The Fund may engage in such transactions to increase potential returns. Use of these techniques to make cash available for Fund investments involves special risks and may involve speculative investment techniques.

As a fundamental policy, the Fund may lend portfolio securities in an amount up to 33 1/3% of its total assets to brokers, dealers and other financial institutions. The Fund may enter into repurchase agreements. Repurchase agreements are transactions in which the Fund purchases a security and simultaneously agrees to resell that security to the seller at an agreed upon price on an agreed upon future date, normally, one to seven days later. If the Fund enters into a repurchase agreement, it will retain possession of the purchased securities and any underlying collateral. Securities loans and repurchase agreements must be continuously collateralized and the collateral must have market value at least equal to the value of the Fund's loaned securities, plus accrued interest or, in the case of repurchase agreements, equal to the repurchase price of the securities, plus accrued interest. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. The Fund may share the interest it receives on the collateral securities with the borrower. The terms of the Fund's loans would permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter. Loans are subject to termination at the option of the Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated.

2. RISKS

Leverage creates the risk of magnified capital losses. Losses incurred by the Fund may be magnified by borrowings and other liabilities that exceed the equity base of the Fund. Leverage may involve the creation of a liability that requires the Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs).

The risks of leverage include a higher volatility of the net asset value of the Fund's securities and the relatively greater effect on the net asset value of the securities caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as the Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income for the Fund than if the Fund were not leveraged. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to investors, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. In an extreme case, if the Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

SEGREGATED ACCOUNTS. In order to attempt to reduce the risks involved in various transactions involving leverage, the Fund's custodian will set aside and maintain, in a segregated account, cash and liquid securities. The account's value, which is marked to market daily, will be at least equal to the Fund's commitments under these transactions.

F. FOREIGN SECURITIES

The Fund may invest in securities that are not traded in the United States when market conditions or investment opportunities arise that, in the Adviser's judgment, warrant such investment. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability;
(2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and (4) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of assets.

Dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to you. Commission rates payable on foreign transactions are generally higher than in the United States. Foreign accounting, auditing and financial reporting standards differ from those in the United States, and therefore, less information may be available about foreign companies than is available about issuers of comparable U.S. companies. Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than United States securities.

Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies, and the Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after the Fund's income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

G.  CORE AND GATEWAY(R)

The Fund may seek to achieve its investment objective by converting to a Core and Gateway structure. The Fund operating under a Core and Gateway structure holds, as its only investment, shares of another investment company having substantially the same investment objective and policies. The Board will not authorize conversion to a Core and Gateway structure if it would materially increase costs to the Fund's shareholders. The Board will not convert the Fund to a Core and Gateway structure without notice to the shareholders.

H.  SECURITIES OF INVESTMENT COMPANIES

The Fund may invest in the securities of any investment company to the extent permitted by the 1940 Act.

I.  CASH OR CASH EQUIVALENTS

The Fund may invest a significant portion of its total assets in cash or cash equivalents if the Adviser is unable to find investments selling at discounts to what the Adviser believes is their fair intrinsic value.

J.  MONEY MARKET INSTRUMENTS

In circumstances in which favorable equity investments are not identified, the Fund typically intends to invest without limit in money market instruments that are of prime quality. Prime quality money market instruments are those instruments that are rated in one of the two highest short-term rating categories by an NRSRO or, if not rated, determined by the Adviser to be of comparable quality.

Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which the Fund may invest include short-term U.S. Government Securities, commercial paper, time deposits, bankers' acceptances and certificates of deposit issued by domestic banks, corporate notes and short-term bonds and money market mutual funds. The Fund may only invest in money market mutual funds to the extent permitted by the 1940 Act.

The money market instruments in which the Fund may invest may have variable or floating rates of interest. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

K.  INDUSTRY CONCENTRATION

The Fund reserves the right to concentrate up to 25% of its investments in the securities of issuers in any one industry. The Fund invests according to the Adviser's investment criteria irrespective of whether implementation of the criteria results in concentration in one or more industries or group of industries.

For purposes of defining what constitutes a single industry for purposes of this activity, the Fund will use the definitions for industries as set forth in the latest edition of the North American Industry Classification System ("NAICS") or other publicly available information. Industry category groupings shown in the Fund's printed financial reports sent to shareholders may contain more than one industry code or classification, and these broader industry groupings are intended to be functionally descriptive presentations rather than being limited to a single NAICS industry category.

2. INVESTMENT LIMITATIONS

For purposes of all investment policies of the Fund: (1) the term 1940 Act includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely; and (2) the term Code includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A fundamental policy of the Fund and the Fund's investment objective cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. A nonfundamental policy of the Fund may be changed by the Board without shareholder approval.

A.  FUNDAMENTAL LIMITATIONS

The Fund has adopted the following investment limitations that cannot be changed by the Board without shareholder approval. The Fund may not:

1.  BORROWING

Borrow money, except for temporary or emergency purposes (including the meeting of redemption requests) and except for entering into reverse repurchase agreements, and provided that borrowings do not exceed 33 1/3% of the Fund's total assets (computed immediately after the borrowing).

2.  UNDERWRITING ACTIVITIES

Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

3.  MAKING LOANS

Make loans to other persons except for loans of portfolio securities and except through the use of repurchase agreements and through the purchase of commercial paper or debt securities which are otherwise permissible investments.

4.  PURCHASES AND SALES OF COMMODITIES

Purchase or sell physical commodities or contracts relating to physical commodities, provided that currencies and currency-related contracts will not be deemed to be physical commodities.

5.  ISSUANCE OF SENIOR SECURITIES

Issue senior securities except pursuant to Section 18 of the 1940 Act and except that the Fund may borrow money subject to investment limitations specified herein and in the Fund's Prospectus.

6.  OIL, GAS & MINERAL EXPLORATION

Invest in interests in oil or gas or interests in other mineral exploration or development programs, except that the Fund may invest in the equity securities or convertible securities of issuers who themselves are engaged in such industries, and may also invest in the shares of registered investment companies which in turn invest in such companies.

7.  PURCHASES AND SALES OF REAL ESTATE

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities backed by real estate or securities of companies engaged in the real estate business, or in the shares of registered investment companies which in turn invest in such companies). Notwithstanding the foregoing, the Fund may invest in securities (i) directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein and (ii) securities of issuers that deal in real estate or are engaged in the real estate business, including real estate investment trusts. The Fund may hold real estate and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such securities.

8.  CONCENTRATION

Purchase securities, other than U.S. Government Securities, if, immediately after each purchase, more than 25% of the Fund's total assets taken at market value would be invested in securities of issuers conducting their principal business activity in the same industry.

B.  NONFUNDAMENTAL LIMITATIONS

The Fund has adopted the following nonfundamental investment limitations that may be changed by the Board without shareholder approval. The Fund may not:

1.  PLEDGING

Pledge, mortgage or hypothecate its assets, except to secure permitted indebtedness. The deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for futures contracts are not deemed to be pledges or hypothecations for this purpose.

2.  MARGIN AND SHORT SALES

Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, but the Fund may make margin deposits in connection with permitted transactions in options, futures contracts and options on futures contracts.

3.  BORROWING

Purchase securities for investment while any borrowing equaling 10% or more of the Fund's total assets is outstanding or borrow for purposes other than meeting redemptions in an amount exceeding 10% of the value of the Fund's total assets.

4.  ILLIQUID SECURITIES

Invest more than 15% of its net assets in illiquid assets such as:
(1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act ("Restricted Securities") that are not readily marketable. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.

5.  INVESTMENT IN OTHER INVESTMENT COMPANIES

Invest in the securities of any investment company except to the extent permitted by the 1940 Act.

6.  WARRANTS

Invest in warrants if: (1) more than 5% of the value of the Fund's net assets will be invested in warrants (valued at the lower of cost or market); or
(2) more than 2% of the value of the Fund's net assets would be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange. For purpose of this limitation, warrants acquired by the Fund in units or attached to securities are deemed to have no value.

3. MANAGEMENT

A.  TRUSTEES AND OFFICERS

The Board is responsible for oversight of the management of the Trust's business affairs and of the exercise of all the Trust's powers except those reserved for shareholders. The following tables give information about each Board member and certain officers of the Trust. The fund complex includes the Trust and Monarch Funds, another registered investment company (collectively, the "Fund Complex"). The Trustees and officers listed below also serve in the capacities noted below for Monarch Funds with the exception of Mr. Collier and Ms. Bakke who do not serve as officers of Monarch Funds. Mr. Keffer is considered an Interested Trustee due to his affiliation with a Trust adviser and the Distributor within the past two years. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is 3435 Stelzer Road, Columbus, OH 43219, unless otherwise indicated. Each Trustee oversees thirty-three portfolios in the Fund Complex. Each Independent Trustee is also an Independent Trustee of Monarch Funds. John Y. Keffer is also an Interested Trustee/Director of Wintergreen Fund, Inc. and Monarch Funds.


                                 POSITION        TERM OF OFFICE AND
NAME, AGE AND YEAR OF            WITH THE          LENGTH OF TIME     PRINCIPAL OCCUPATION(S)
BIRTH                              TRUST               SERVED           DURING PAST 5 YEARS
---------------------       -------------------- -------------------  ------------------------
INDEPENDENT TRUSTEES
J. Michael Parish           Chairman of the      Since 1989           Retired; Partner, Wolf,
Born: 1943                  Board;               (Chairman of the     Block, Schorr and
                            Trustee; Chairman,   Board since 2004)    Solis-Cohen, LLP (law
                            Compliance                                firm) 2002-2003;
                            Committee,                                Partner, Thelen Reid &
                            Nominating                                Priest LLP (law firm)
                            Committee and                             1995 - 2002.
                            Qualified Legal
                            Compliance Committee

Costas Azariadis            Trustee;             Since 1989           Professor of Economics,
Born: 1943                  Chairman, Valuation                       Washington University
                            Committee                                 (effective 2006);
                                                                      Professor of Economics,
                                                                      University of
                                                                      California-Los Angeles
                                                                      1992- 2006.

James C. Cheng              Trustee;             Since 1989           President, Technology
Born: 1942                  Chairman, Audit                           Marketing Associates
                            Committee                                 (marketing company for
                                                                      small- and medium-sized
                                                                      businesses in New
                                                                      England).
INTERESTED TRUSTEE
John Y. Keffer              Trustee;             Since 1989           President, Forum
Born: 1942                  Chairman,                                 Foundation (a charitable
                            Contracts Committee                       organization) since
                                                                      2005; President, Forum
                                                                      Trust, LLC (a
                                                                      non-depository trust
                                                                      company) since 1997;
                                                                      President, Citigroup
                                                                      Fund Services, LLC
                                                                      (Citigroup) 2003 - 2005;
                                                                      President, Forum
                                                                      Financial Group, LLC
                                                                      ("Forum") (a fund
                                                                      services company
                                                                      acquired by Citibank,
                                                                      N.A. 1999 -2003).
OFFICERS
Simon D. Collier/1/         President;           Since 2005           President of Foreside
Born: 1961                  Principal Executive                       Financial Group LLC,
                            Officer                                   (financial services
                                                                      firm), the parent of
                                                                      Foreside Fund Services,
                                                                      LLC (the "Distributor"),
                                                                      2005 to present;
                                                                      President, Foreside
                                                                      Services, Inc. (staffing
                                                                      services firm), an
                                                                      affiliate of the
                                                                      Distributor, 2006 to
                                                                      present; President of
                                                                      Foreside Compliance
                                                                      Services, LLC,
                                                                      (financial services
                                                                      firm), an affiliate of
                                                                      the Distributor, 2006 to
                                                                      present; President of
                                                                      Foreside Management
                                                                      Services, LLC

--------
/1/ The Fund's President and Treasurer also serve as officers of other unaffiliated mutual funds or closed-end funds for which Foreside Fund Services, LLC (the "Distributor") or its affiliates act as distributor or service provider.

                                 POSITION        TERM OF OFFICE AND
NAME, AGE AND YEAR OF            WITH THE          LENGTH OF TIME     PRINCIPAL OCCUPATION(S)
BIRTH                              TRUST               SERVED           DURING PAST 5 YEARS
---------------------       -------------------  -------------------  ------------------------
                                                                      (financial services
                                                                      firm), an affiliate of
                                                                      the Distributor, 2006 to
                                                                      present; Vice President
                                                                      of Foreside Advisory
                                                                      Network (financial
                                                                      services firm), an
                                                                      affiliate of the
                                                                      Distributor, 2006 to
                                                                      present; Managing Member
                                                                      of SDC Foreside, LLC
                                                                      (consulting firm), 2005
                                                                      to present; Managing
                                                                      Member of Cantabrian
                                                                      Services, LLC
                                                                      (consulting firm), 2005
                                                                      to present; Chief
                                                                      Operating Officer and
                                                                      Managing Director,
                                                                      Global Fund Services,
                                                                      Citigroup 2003-2005;
                                                                      Managing Director,
                                                                      Global Securities
                                                                      Services for Investors,
                                                                      Citibank, N.A. 1999-2003

Trudance L. Bakke/1/        Treasurer;           Since 2005           Director, Foreside
Born: 1971                  Principal Financial  (Principal           Compliance Service, LLC
                            Officer              Financial Officer    since 2006; Product
                                                 since August 2006)   Manager, Citigroup
                                                                      2003-2006; Senior
                                                                      Manager of Corporate
                                                                      Finance, Forum 1999 -
                                                                      2003.

Beth P. Hanson              Vice President/      Since 2003           Relationship Manager,
Born: 1966                  Assistant Secretary                       Citigroup since 2003;
                                                                      Relationship Manager,
                                                                      Forum 1999 - 2003.

Sara M. Morris              Vice President       Since 2007           Director and
Born: 1963                                                            Relationship Manager,
                                                                      Citigroup since 2004;
                                                                      Chief Financial Officer,
                                                                      The VIA Group, LLC
                                                                      (strategic marketing
                                                                      company) 2000 - 2003.

Velvet R. Regan             Secretary            Since 2007           Assistant Counsel,
Born: 1978                                                            Citifund Services Ohio,
                                                                      Inc. (f/k/a BISYS Fund
                                                                      Services Ohio, Inc.)
                                                                      since September 2006;
                                                                      Associate Attorney,
                                                                      Gilmartin Magence Camile
                                                                      & Ross, LLP (law firm)
                                                                      February 2006 through
                                                                      September 2006; Tax
                                                                      Administrator, State
                                                                      Street Corporation
                                                                      2000-2002.


              TRUSTEE OWNERSHIP IN FAMILY OF INVESTMENT COMPANIES

                                                    AGGREGATE DOLLAR RANGE OF
                                                         OWNERSHIP AS OF
                              DOLLAR RANGE OF        DECEMBER 31, 2006 IN ALL
                                 BENEFICIAL         FUNDS OVERSEEN BY TRUSTEE
                           OWNERSHIP IN THE FUND         IN THE FAMILY OF
TRUSTEES                  AS OF DECEMBER 31, 2006      INVESTMENT COMPANIES
--------                  ------------------------  --------------------------
INDEPENDENT TRUSTEES
Costas Azariadis                    None                       None
James C. Cheng                      None                       None
J. Michael Parish                   None                $50,000 - $100,000

INTERESTED TRUSTEES
John Y. Keffer                      None                       None

B.  OWNERSHIP OF SECURITIES OF THE ADVISER AND RELATED COMPANIES

As of December 31, 2006, no Independent Trustee or any of his immediate family members owned beneficially or of record securities of any Trust investment adviser, its principal underwriter, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.

C.  INFORMATION CONCERNING TRUST COMMITTEES


AUDIT COMMITTEE The Trust's Audit Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Independent Trustees. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is directly responsible for the appointment, termination, compensation and oversight of work of the independent public accountants to the Trust. In so doing, the Committee reviews the methods, scope and results of the audits and audit fees charged, and reviews the Trust's internal accounting procedures and controls. During the fiscal year ended September 30, 2007, the Audit Committee met five times.


NOMINATING COMMITTEE The Trust's Nominating Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Independent Trustees. Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all Independent Trustees and committee members, and presenting these nominations to the Board. The Nominating Committee will not consider nominees for Trustees recommended by security holders. During the fiscal year ended September 30, 2007, the Nominating Committee did not meet.


VALUATION COMMITTEE The Trust's Valuation Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, Keffer and Parish, certain officers of the Trust, and a senior representative of the investment adviser to the Trust series requiring fair valuation. Pursuant to a charter adopted by the Board, the Valuation Committee reviews and provides advice regarding the Trust's policies and procedures for determining NAV per share of the Trust's series. The Valuation Committee also produces fair value determinations for securities maintained in the portfolios of the Trust's series consistent with valuation procedures approved by the Board. During the fiscal year ended September 30, 2007, the Valuation Committee met six times.


QUALIFIED LEGAL COMPLIANCE COMMITTEE The Qualified Legal Compliance Committee (the "QLCC'), which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Independent Trustees. The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable federal and state law or the breach of fiduciary duties under applicable federal and state law by the Trust or an employee or agent of the Trust. During the fiscal year ended September 30, 2007, the QLCC did not meet.

CONTRACTS COMMITTEE The Contracts Committee, which meets when necessary, consists of all of the Trustees. The Contracts Committee reviews the Trust's service provider contracts and fees in connection with their periodic approval. During the fiscal year ended September 30, 2007, the Contracts Committee did not meet.

COMPLIANCE COMMITTEE The Compliance Committee, which meets when necessary, consists of all of the Trustees and the Trust's Chief Compliance Officer ("CCO"). The Compliance Committee oversees the Trust's CCO and any compliance matters that arise and relate to the Trust. During the fiscal year ended September 30, 2007, the Compliance Committee did not meet.

D.  COMPENSATION OF TRUSTEES AND OFFICERS

Each Trustee is paid an annual retainer fee of $12,000 for service to the Trust ($15,000 for the Chairman). In addition, each Trustee will be paid a fee of $1,500 for each regular Board meeting attended ($2,250 for the Chairman), $500 for each short special Board meeting attended ($750 for the Chairman) and $1,500 for each major special Board meeting attended ($2,250 for the Chairman) in person or by electronic communication. In addition, a $3,000 annual stipend will be paid to each Trustee that serves as Chairman of one or more Board Committees. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. No officer of the Trust is compensated by the Trust but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

The following table sets forth the actual fees paid to each Trustee by the Fund and the Fund Complex for the fiscal year ended September 30, 2007.

                                                                     TOTAL
                                                                  COMPENSATION
                                                                   FROM TRUST
                                 COMPENSATION                       AND FUND
TRUSTEE                           FROM FUND   BENEFITS RETIREMENT   COMPLEX
-------                          ------------ -------- ---------- ------------
Costas Azariadis                   $28,000       $0        $0       $50,500
James C. Cheng                      28,000        0         0        50,500
J. Michael Parish                   28,000        0         0        68,250
John Y. Keffer                      38,000        0         0        50,500


C.  INVESTMENT ADVISER

1.  SERVICES OF ADVISER

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement (the "Agreement") with the Trust. Under the Agreement, the Adviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Fund's investments and effecting portfolio transactions for the Fund.

2.  OWNERSHIP OF ADVISER

Grisanti Brown & Partners LLC is a Delaware limited liability company controlled by the Fund's portfolio managers (collectively, the "Investment Team" or, alternatively, the "Portfolio Managers"), comprised of Christopher C. Grisanti, Vance C. Brown and Jared S. Leon (each, individually, a "Portfolio Manager"), and by the Adviser's Chief Operating Officer, David R. Salomon.

3.  INFORMATION CONCERNING ACCOUNTS MANAGED BY PORTFOLIO MANAGERS


As of September 30, 2007, the Portfolio Managers acted as portfolio managers for 293 accounts with assets totaling $2.6 billion. In addition to managing the Fund and these other accounts, Messrs. Brown and Leon acted as portfolio managers for one other pooled investment vehicle with assets totaling $40 million. The pooled investment vehicle pays the Adviser a performance-based fee. The Fund and all of the other accounts managed by the Portfolio Managers pay the Adviser a fee based on assets under management and do not pay a fee based on performance.


CONFLICTS OF INTEREST. Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, Portfolio Managers who manage multiple funds and/or other accounts are presented with the following conflicts:

    . The management of multiple funds and/or other accounts may result in a Portfolio Manager devoting unequal time and attention to the management of each fund and/or other account. The Adviser seeks to manage such competing interests for the time and attention of Portfolio Managers by having Portfolio Managers focus on a particular investment discipline. Most other accounts managed by a Portfolio Manager are managed using the same investment discipline that is used in connection with the management of the Fund.

    . If a Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one account, the Fund may be unable to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Adviser and the Fund have procedures for allocating portfolio transactions across multiple accounts.

    . With respect to securities transactions for the Fund, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds and other accounts managed for organizations and individuals), the Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser may place separate, non-simultaneous transactions for the Fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account.

    . Finally, the appearance of a conflict of interest may arise if the Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a Portfolio Manager has day-to-day management responsibilities.

The Adviser and the Fund have certain compliance procedures, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

4.  INFORMATION CONCERNING COMPENSATION OF PORTFOLIO MANAGERS

The Adviser has provided the following information regarding Portfolio Manager compensation as of September 30, 2007.

The Portfolio Managers receive base compensation consisting of a fixed annual salary that is competitive with industry standards along with profit sharing based on the overall profitability of the firm. Investment Team members may, under certain circumstances, also receive incentive bonuses based upon their individual contributions to the firm.

As principals owning the common equity of the Adviser, each member of the Investment Team is compensated based on the total annual income of the Adviser. No member of the Investment Team is compensated on the basis of the performance of any particular account under management.

5.  PORTFOLIO MANAGERS' OWNERSHIP IN THE FUND


                                         DOLLAR RANGE OF BENEFICIAL OWNERSHIP
                                                    IN THE FUND AS
PORTFOLIO MANAGER                                OF SEPTEMBER 30, 2007
-----------------                        -------------------------------------
Vance C. Brown                                     $50,000 - 100,000
Jared S. Leon                                      $50,000 - 100,000


6.  FEES

The Adviser's fee is calculated as a percentage of the Fund's average daily net assets. The fee, if not waived, is accrued daily by the Fund and is assessed based on average net assets for the previous month. The Adviser's fee is paid monthly based on average net assets for the prior month.

In addition to receiving its advisory fee from the Fund, the Adviser may also act and be compensated as investment manager for its clients with respect to assets they invested in the Fund. If you have a separately managed account with the Adviser with assets invested in the Fund, the Adviser will not charge you a separate management fee.

Table 1 in Appendix B shows the dollar amount of the fees payable by the Fund to the Adviser, the amount of fees waived by the Adviser, and the actual fees received by the Adviser. The data presented are for the past fiscal year.

7.  OTHER PROVISIONS OF ADVISER'S AGREEMENT

The Agreement remains in effect for a period of two years from the date of its effectiveness. Subsequently, the Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party.

The Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a majority vote of the Board, or by the Adviser on not more than 60 days' (but not less than 30 days') written notice to the Trust. The Agreement terminates immediately upon assignment.

Under the Agreement, the Adviser is not liable for any mistake of judgment, or in any event whatsoever, except for willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Agreement.

D.  DISTRIBUTOR

1.  DISTRIBUTION SERVICES

The Distributor (also known as principal underwriter) of the shares of the Fund and is located at Two Portland Square, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority. Mr. Collier is an affiliate of the Trust and the Distributor as he serves as an officer of the Trust and has an ownership interest in the Distributor..


Under a distribution agreement with the Trust dated November 24, 2003, as amended and restated October 1, 2004 and as amended March 1, 2005, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best effort basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or the Fund.

The Distributor may enter into arrangements with selected broker-dealers, banks or other financial institutions (each a "Financial Institution," collectively, the "Financial Institutions") for distribution of shares of the Fund (see "Purchases through Financial Institutions").


Investors who purchase shares through Financial Institutions will be subject to the procedures of those Institutions through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the Financial Institution. Investors purchasing shares of the Fund through Financial Institutions should acquaint themselves with their institution's procedures and read the Prospectus in conjunction with any materials and information provided by their institution. The Financial Institution, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the institution. The Distributor does not receive compensation for its distribution services.

2.  DISTRIBUTION PLAN

The Trust has adopted a Rule 12b-1 plan under which the Fund is authorized to pay to the Distributor or any other entity approved by the Board (collectively, "payees") as compensation for the distribution-related and/or shareholder services provided by such entities, an aggregate fee equal to 0.25% of the average daily net assets of the Fund. The payees may pay any or all amounts received under the Rule 12b-1 plan to other persons for any distribution or service activity conducted on behalf of the Fund.



The Rule 12b-1 plan provides that payees may incur expenses for distribution and service activities including but not limited to: (1) any sales, marketing and other activities primarily intended to result in the sale of the Fund's shares and (2) providing services to holders of shares related to their investment in the Fund, including without limitation, providing assistance in connection with responding to the Fund's shareholder inquiries regarding the Fund's investment objective, policies and other operational features, and inquiries regarding shareholder accounts. Expenses for such activities include compensation to employees, and expenses, including overhead and telephone and other communication expenses, of a payee who engages in or supports the distribution of Fund shares, or who provides shareholder servicing such as responding to the Fund's shareholder inquiries regarding the Fund's operations; the incremental costs of printing (excluding typesetting) and distributing prospectuses, statements of additional information, annual reports and other periodic reports for use in connection with the offering or sale of the Fund's shares to any prospective investors; and the costs of preparing, printing and distributing sales literature and advertising materials used by the Distributor, Adviser or others in connection with the offering of the Fund's shares for sale to the public. Some of the possible benefits of the plan include improved name recognition generally, growing assets in the Fund and potentially lowering total expenses for the Fund.

The Rule 12b-1 plan requires the payees to prepare and submit to the Board, at least quarterly, and the Board to review, written reports setting forth all amounts expended under the plan and identifying the activities for which those expenditures were made. The plan obligates the Fund to compensate a payee for services and not to reimburse it for expenses incurred.

The Rule 12b-1 plan provides that it will remain in effect for one year from the date of its adoption and thereafter shall continue in effect provided it is approved at least annually by the shareholders or by the Board, including a majority of the Independent Trustees. The plan further provides that it may not be amended to materially increase the costs, which the Trust bears for distribution/shareholder servicing pursuant to the plan without approval by shareholders and that other material amendments of the plan must be approved by the Independent Trustees. The plan may be terminated with the respect to the Fund at any time by the Board, by a majority of the Independent Trustees or by shareholders of the Fund.

3.  COMPLIANCE SERVICES

Under a Compliance Services Agreement (the "Compliance Agreement") dated October 1, 2004. as amended and restated June 1, 2005 and August 8, 2006 with the Trust and subject to approval by the Board, Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides a Chief Compliance Officer ("CCO"), a Principal Financial Officer ("PFO"), a Principal Executive Officer ("PEO") and an Anti-Money Laundering Compliance Officer ("AMLCO") to the Trust as well as certain additional compliance support functions ("Compliance Services"). FCS and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.

For making available the PEO, PFO, CCO, and AMLCO and for providing the Compliance Services under the Compliance Agreement, FCS receives a fee from the Fund of (i) $22,500 (allocated equally to all Trust series for which the Adviser provides management services), $5,000 per Fund and an (ii) annual fee of 0.01% of the Fund's average daily net assets, subject to an annual maximum of $20,000 per Fund.

The Compliance Agreement with respect to the Fund continues in effect until terminated. The Compliance Agreement is terminable with or without cause and without penalty by the Board of the Trust or by FCS with respect to the Fund on 60 days' written notice to the other party. Notwithstanding the foregoing, the provisions of the Compliance Agreement related to CCO services and certifying officer services may be terminated at any time by the Board, effective upon written notice to the CCO, without the payment of any penalty.

Under the Compliance Agreement, FCS is not liable to the Trust or the Trust's shareholders for any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement. Under the Compliance Agreement, (1) FCS is not liable to the Trust or the Trust's shareholders for any act or omission, and (2) FCS and certain related parties ("FCS Indemnitees") are indemnified by the Trust against any and all claims and expenses related to a FCS Indemnitee's actions or omissions, except, with respect to (1) and (2), for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement.

Table 2 in Appendix B shows the dollar amount of the fees accrued by the Fund to FCS or its affiliates as appropriate for Compliance Services, the amount of the fees waived by FCS or its affiliates as appropriate and the actual fees received by FCS or its affiliates as appropriate. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

E.  OTHER FUND SERVICE PROVIDERS

1.  ADMINISTRATOR, ACCOUNTANT AND TRANSFER AGENT

The Administrator, Accountant and Transfer Agent provide services to the Trust pursuant to an accounting, administration and transfer agency agreement (the "Citi Agreement") with the Trust dated April 20, 2007. The Administrator administers the Trust's operations with respect to the Fund and other series of the Trust except those that are the responsibility of any other service provider hired by the Trust, all in such manner and to such extent as may be authorized by the Board. The Administrator's responsibilities include, but are not limited to, (1) overseeing the performance of administrative and professional services rendered to the Trust by others, including its custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Fund; (2) preparing for filing and filing certain regulatory filings (i.e., registration statements and semi-annual reports) subject to Trust counsel and/or independent auditor review ; (3) overseeing the preparation and filing of the Trust's tax returns, the preparation of financial statements and related reports to the Trust's shareholders, the SEC and state and other securities administrators;
(4) providing the Trust with adequate general office space and facilities and providing persons suitable to the Board to serve as officers of the Trust;
(5) assisting the Adviser in monitoring Fund holdings for compliance with prospectus investment restrictions and assisting in preparation of periodic compliance reports; and (6) with the cooperation of the Adviser, the officers of the Trust and other relevant parties, preparing and disseminating materials for meetings of the Board.

As Fund Accountant, the Accountant provides fund accounting services to the Fund. These services include calculating the NAV of the Fund and preparing the Fund's financial statements and tax returns.

The Citi Agreement with respect to the Fund continues in effect until terminated provided, however, that its continuance shall be specifically approved or ratified with respect to the Fund with such frequency and in such manner as required by applicable law. The Citi Agreement is terminable with or without cause and without penalty by the Trust or by Citi with respect to the Fund on 120 days' written notice to the other party. The Citi Agreement is also terminable for cause by the non-breaching party on at least 60 days' written notice to the other party, provided that such party has not cured the breach within that notice period. Under the Citi Agreement, Citi is not liable to the Trust or the Trust's shareholders for any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Citi Agreement. Under the Citi Agreement, Citi and certain related parties (such as Citi's officers and persons who control Citi) are indemnified by the Trust against any and all claims and expenses related to the Citigroup's actions or omissions that are consistent with Citi's contractual standard of care. Under the Citi Agreement, in calculating the Fund's NAV, Citi is deemed not to have committed an error if the NAV it calculates is within 1/10 of 1% of the actual NAV (after recalculation). The Citi Agreement also provides that Citi will not be liable to a shareholder for any loss incurred due to a NAV difference if such difference is less than or equal to 1/2 of 1% or less than or equal to $25.00. In addition, Citi is not liable for the errors of others, including the companies that supply security prices to Citi and the Fund.

Pursuant to the Citi Agreement, the Fund pays Citi a bundled fee for administration, fund accounting and transfer agency services at an annual rate of: 0.12% on the first $150 million in Fund assets, 0.075% on the next $150 million in Fund assets, 0.05% on the next $300 million in Fund assets, 0.03% on the next $400 million in Fund assets and 0.02% on Fund assets exceeding $1 billion. The base fee is subject to an annual minimum of $135,000. The Fund also pays Citi certain surcharges and shareholder account fees. The fee is accrued daily by the Fund and is paid monthly based on the average net assets, transactions and positions for the previous month. The Adviser has agreed to reimburse the Fund Citi's fees pursuant to the Expense Limitation.

As Transfer Agent and distribution paying agent, pursuant to the Citi Agreement, the Transfer Agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. The Transfer Agent is located at 3435 Stelzer Road, Columbus, OH 43219 and is registered as a transfer agent with the Office of Comptroller of the Currency.

Table 3 in Appendix B shows the dollar amount of the fees accrued by the Fund, the amount of the fees waived by the Administrator and the actual fees received by the Administrator. The data is for the period beginning with the Fund's commencement of operations..

Table 4 in Appendix B shows the dollar amount of the fees accrued by the Fund, the amount of the fees waived by the Accountant and the actual fees received by the Accountant. The data is for the period beginning with the Fund's commencement of operations.

2.  CUSTODIAN

The Custodian, pursuant to an agreement with the Trust, safeguards and controls the Fund's cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Fund's domestic and foreign assets. The Custodian is located at 388 Greenwich Street, New York, NY 10013.

3.  LEGAL COUNSEL

Kirkpatrick & Lockhart Preston Gates Ellis LLP, 1601 K Street, Washington D.C. 20006, Washington D.C. 20036, passes upon legal matters in connection with the issuance of shares of the Trust.

4.  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts, 02116, an independent registered public accounting firm, has been selected as the auditor for the Fund. D&T provides audit services, tax services and assistance in consultation with respect to the preparation of filings with the Securities and Exchange Commission.


4. PORTFOLIO TRANSACTIONS

A.  HOW SECURITIES ARE PURCHASED AND SOLD

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected: (1) if the security is traded on an exchange, through brokers who charge commissions; and
(2) if the security is traded in the "over-the-counter" markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated. When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers; but when necessary in order to obtain best execution, the Adviser will utilize the services of others.

The price of securities purchased from underwriters of the securities include a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers include the spread between the bid and asked price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

B.  COMMISSIONS PAID

Table 5 in Appendix B shows the aggregate brokerage commissions paid by the Fund. The data presented are for the past three fiscal years (or shorter period depending on the Fund's commencement of operations). The data includes aggregate commissions paid to an affiliate or the Adviser, if any.

C.  ADVISER RESPONSIBILITY FOR PURCHASES AND SALES AND CHOOSING BROKER-DEALERS

The Adviser places orders for the purchase and sale of securities with brokers and dealers selected by and in the discretion of the Adviser. The Fund has no obligation to deal with any specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

In selecting a broker or dealer, the Adviser endeavors to select a financially responsible broker or dealer who will provide the best net execution. The factors considered in selecting brokers or dealers include, but are not limited to, such broker's or dealer's ability to obtain best execution, effectiveness of transaction clearing and settlement, liquidity and the amount of capital commitment by such broker-dealer, the degree to which the broker or dealer has been available and responsive to the Adviser in the past, the quality and promptness of research and brokerage services provided (both in general and with respect to particular advisory accounts), whether the investment in question was brought to the Adviser's attention by a particular broker or dealer, as well as the reasonableness of the broker's or dealer's compensation in relation to the foregoing factors. While the Adviser seeks reasonably competitive trade execution costs, the Fund does not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Adviser may select a broker based partly upon brokerage or research services provided to the Adviser and its clients, including the Fund. In return for such services the Adviser may pay a higher commission than other brokers would charge if the Adviser determines in good faith that the commission is reasonable in relation to the services provided.

The Adviser does not consider sales of shares of the Fund (or any other mutual fund it may advise in the future) as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund; however, whether or not a particular broker or dealer sells shares of mutual funds advised by the Adviser neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.

Portfolio transactions typically will be executed as part of concurrent authorizations to purchase or sell the same securities for more than one account served by the Adviser, some of which accounts may have similar investment objectives. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to any one or more particular accounts, they will be effected only when the Adviser believes that to do so will be in the best interest of the affected accounts. When such concurrent authorizations occur, the objective will be to allocate the execution in a manner equitable to the accounts involved. Clients, including the Fund, are typically allocated securities with prices averaged on a per-share or per-bond basis.

D.  OBTAINING RESEARCH FROM BROKERS

The Adviser has full brokerage discretion. The Adviser evaluates the range and quality of a broker-dealer's services in placing trades including securing best price, confidentiality, clearance and settlement capabilities, promptness of execution and the financial stability of the broker-dealer. The Adviser may give consideration to research services furnished by broker-dealers to the Adviser for its use and may cause the Fund to pay these broker-dealers a higher amount of commission than may be charged by other brokers. This research is designed to augment the Adviser's own internal research and investment strategy capabilities. This research may include reports that are common in the industry such as industry research reports and periodicals and quotation systems. Typically, the research will be used to service all of the Adviser's accounts, although a particular client may not benefit from all the research received on each occasion. The Adviser's fees are not reduced by reason of the Adviser's receipt of research services. Since most of the Adviser's brokerage commissions for research are for economic research on specific companies or industries, and since the Adviser follows a limited number of securities, most of the commission dollars spent for industry and stock research directly benefit the Adviser's clients and the Fund's investors.

The Adviser may also utilize a broker and pay a slightly higher commission if, for example, the broker has specific expertise in a particular type of transaction (due to factors such as size or difficulty), or it is efficient in trade execution.

E.  COUNTERPARTY RISK

The Adviser monitors the creditworthiness of counterparties to the Fund's transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

F.  TRANSACTIONS THROUGH AFFILIATES

The Adviser may effect brokerage transactions through affiliates of the Adviser (or affiliates of those persons) pursuant to procedures adopted by the Trust.

G.  OTHER ACCOUNTS OF THE ADVISER

Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become managed by the Adviser or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser's opinion, is in the best interest of the affected accounts and is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the Fund and other client accounts managed by the Adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

H.  PORTFOLIO TURNOVER

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all of the securities in the Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains or losses. Portfolio turnover rates of the Fund are disclosed in the Prospectus under "Financial Highlights."

I.  SECURITIES OF REGULAR BROKER-DEALERS

From time to time the Fund may acquire and hold securities issued by its "regular brokers and dealers" or the parents of those brokers and dealers. For this purpose, regular brokers and dealers are the 10 brokers or dealers that:
(1) received the greatest amount of brokerage commissions during the Fund's last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund's last fiscal year; or
(3) sold the largest amount of the Fund's shares during the Fund's last fiscal year. As of September 30, 2007, none of the securities of the Fund's regular broker dealers were acquired during the Fund's most recent fiscal year.

J.  PORTFOLIO HOLDINGS


Portfolio holdings of the Fund are disclosed to the public on a quarterly basis in filings with the SEC. Portfolio holdings as of the end of the Fund's semi-annual fiscal periods are reported within 10 days of the mailing of the annual or semi-annual report (typically no later than 70 days after the end of each period). Portfolio holdings as of the end of the first and third fiscal quarters are reported within 60 days after the end of those periods. You may request a copy of the Fund's latest annual and semi-annual report to shareholders by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI and at the Fund's website: http://www.gbpfunds.com/. You may also obtain a copy of the Fund's latest Form N-Q by accessing the SEC's website at http://www.sec.gov/.


The Board has authorized disclosure of the Fund's nonpublic portfolio holdings information to certain persons who provide services on behalf of the Fund or to its service providers in advance of public release. The Adviser, Citigroup and the Custodian have regular and continuous access to the Fund's portfolio holdings. In addition, the officers and the Distributor, as well as proxy voting services, mailing services and financial printers may have access to the Fund's nonpublic portfolio holdings information on an ongoing basis. Independent accountants receive nonpublic portfolio holding information at least annually and usually within seven days of the Fund's fiscal year end and may also have access to a Fund's nonpublic portfolio holdings information on an as needed basis. The Trustees and legal counsel to the Fund and to the Independent Trustees may receive information on an as needed basis. Mailing services (ADP) and financial printers (RR Donnelley) receive nonpublic portfolio holdings information no sooner than 30 days following the end of a quarter. The Board may authorize additional disclosure of the Fund's portfolio holdings.

No compensation is received by the Fund, nor, to the Fund's knowledge, paid to the Adviser or any other person in connection with the disclosure of the Fund's portfolio holdings. The Trust's, Adviser's, Administrator's and Distributor's codes of ethics (collectively, "Codes") are intended to address potential conflicts of interest arising from the misuse of information concerning the Fund's portfolio holdings. The Fund's service providers may be subject to confidentiality provisions contained within their service agreements, professional codes, or other policies that address conflicts of interest arising from the misuse of this information.

The Fund's portfolio holdings disclosure policy is subject to periodic review by the Board of Trustees. In order to help ensure that the Fund's portfolio holdings disclosure policy is in the best interests of Fund shareholders as determined by the Board, the CCO will make an annual report to the Board on such disclosure. In addition, the Board will receive any interim reports that are required by the portfolio disclosure policy or that the CCO may deem appropriate. Any conflict identified by the Fund resulting from the disclosure of nonpublic portfolio holdings information between the interests of shareholders and those of the Adviser, principal underwriter or any affiliate of the Fund, the Adviser or principal underwriter will be reported to the Board for appropriate action.

There is no assurance that the Fund's portfolio holdings disclosure policy will protect the Fund against potential misuse of holdings information by individuals or firms in possession of that information.

5. PURCHASE AND REDEMPTION INFORMATION

A.  GENERAL INFORMATION

You may effect purchases or redemptions or request any shareholder privilege in person at the Transfer Agent's offices located at 3435 Stelzer Road, Columbus, OH 43219.

The Fund accepts orders for the purchase or redemption of shares on any weekday except days when the New York Stock Exchange is closed, but under unusual circumstances, may accept orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers.

Not all classes or funds of the Trust may be available for sale in the state in which you reside. Please check with your investment professional to determine a class or fund's availability.

B.  ADDITIONAL PURCHASE INFORMATION

SHARES OF THE FUND ARE SOLD ON A CONTINUOUS BASIS BY THE DISTRIBUTOR.

THE FUND RESERVES THE RIGHT TO REFUSE ANY PURCHASE REQUEST.

Fund shares are normally issued for cash only. In the Adviser's discretion, however, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by valuation procedures).

1.  IRAS

All contributions into an IRA through the automatic investing service are treated as IRA contributions made during the year the contribution is received.

2.  UGMAS/UTMAS

If the trustee's name is not in the account registration of a gift or transfer to minor ("UGMA/UTMA") account, the investor must provide a copy of the trust document.

3.  PURCHASES THROUGH FINANCIAL INSTITUTIONS

You may purchase and redeem shares through Financial Institutions. Certain Financial Institutions may authorize their agents to receive purchase, redemption, and other requests on behalf of the Fund. Your order will be priced at the Fund's NAV next calculated after the Financial Institution receives your order so long as the Financial Institution transmits such order to the Fund consistent with the Financial Institution's contractual arrangements with the Fund.

Financial Institutions may charge their customers a fee for their services and are responsible for transmitting purchase, redemption and other requests to the Fund. If you purchase shares through a Financial Institution, you will be subject to the Financial Institution's procedures and custodial arrangements, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in the Fund directly. The Fund is not responsible for the failure of any Financial Institution to carry out its obligations to you. Investors purchasing shares of the Fund through a Financial Institution should read any materials and information provided by the Financial Institution to acquaint themselves with its procedures and any fees that the Financial Institution may charge. The Adviser may enter into arrangements with Financial Institutions. The Adviser may, at its own expense, compensate the Financial Institutions in connection with the sale or expected sale of Fund shares and it may sponsor various educational activities held by the Financial Institutions to promote sales of the Fund.

Certain Financial Institutions may provide administrative services (such as sub-transfer agency, record-keeping or shareholder communications services) to investors purchasing shares of the Fund through retirement plans and other investment programs. A Financial Institution may perform program services itself or may arrange with a third party to perform program services. In addition to participant recordkeeping, reporting, or transaction processing, program services may include services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. The Adviser or the Fund (if approved by the Board) may pay fees to these Financial Institutions for their services.

4. The Adviser may also compensate a Financial Institution for providing certain marketing support services, including finders fees, third party marketing services, business planning assistance, advertising, educating personnel of the Financial Institution about the Fund and shareholder financial planning needs, providing placement on the Financial Institution's list of offered funds, counseling on the preparation of sales material and presentations and arranging access to sales meetings, sales representatives and management representatives of the Financial Institutions. The above payments are made to Financial Institutions that are registered as holders of record or dealers of record for accounts in the Fund. These payments are generally based on one or more of the following factors: average net assets of the Fund shares attributable to that dealer, gross or net sales of Fund shares attributable to that dealer, reimbursement of ticket charges (including fees that a dealer firm charges its representatives for effecting transactions in fund shares and payments for processing transactions via National Securities Clearing Corporation ("NSCC")) or a negotiated lump sum payment for services rendered.

B.  ADDITIONAL REDEMPTION INFORMATION

You may redeem Fund shares at the NAV minus any applicable sales charge or redemption fee. Accordingly, the redemption price per share of the Fund may be lower than the Fund's NAV per share. To calculate redemption fees, after first redeeming any shares associated with reinvested distributions, the Fund will use the first-in-first-out (FIFO) method to determine the holding period. Under this method, the date of redemption will be compared with the earliest purchase date of shares held in the account.

The Fund may redeem shares involuntarily to (1) reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or (2) to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund's shares as provided in the Prospectus.

1.  SUSPENSION OF RIGHT OF REDEMPTION

The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange, Inc. is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC may by order permit for the protection of the shareholders of the Fund.

2.  REDEMPTION-IN-KIND

Redemption proceeds normally are paid in cash. If deemed appropriate and advisable by the Adviser, the Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. The Trust has filed an election with the SEC pursuant to which the Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

C.  NAV DETERMINATION

In determining the Fund's NAV per share, securities for which market quotations are readily available are valued at current market value using the last reported sales price provided by independent pricing services. If no sale price is reported, the average of the last bid and ask price is used. If no average price is available, the last bid price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate).

D.  DISTRIBUTIONS

Distributions of net investment income will be reinvested at the Fund's NAV per share as of the last day of the period with respect to which the distribution is paid. Distributions of capital gain will be reinvested at the NAV of the Fund (unless you elect to receive distributions in cash) on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

6. TAXATION

The tax information set forth in the Prospectus and the information in this section relates solely to U.S. federal income tax law and assumes that the Fund qualifies as a regulated investment company (as discussed below). Such information is only a summary of certain key federal income tax considerations affecting the Fund and its shareholders that are not described in the Prospectus. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or the implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This "Taxation" section is based on the Code and applicable regulations in effect on the date hereof. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

ALL INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE FEDERAL, STATE, LOCAL AND FOREIGN TAX PROVISIONS APPLICABLE TO THEM.

A.  QUALIFICATION AS A REGULATED INVESTMENT COMPANY

The Fund intends for each tax year to qualify as a "regulated investment company" under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of the Fund. The tax year-end of the Fund is September 30 (the same as its fiscal year end).

1.  MEANING OF QUALIFICATION

As a regulated investment company, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, taxable interest, dividends, net short-term capital gains and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

    . The Fund must distribute at least 90% of its investment company taxable income for the tax year. (Certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement.)

    . The Fund must derive at least 90% of its gross income each year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities, or other income (including gains from options and futures contracts) derived from its business of investing in securities.

    . The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

2.  FAILURE TO QUALIFY

If for any tax year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of the Fund's current and accumulated earnings and profits.

Failure to qualify as a regulated investment company would thus have a negative impact on the Fund's income and performance. It is possible that the Fund will not qualify as a regulated investment company in any given tax year.

B.  FUND DISTRIBUTIONS

The Fund anticipates distributing substantially all of its investment company taxable income for each tax year. These distributions are taxable to you as ordinary income. A portion of these distributions may qualify for the 70% dividends-received deduction for corporate shareholders.

A portion of the Fund's distributions may be treated as "qualified dividend income," taxable to individuals at a maximum Federal income tax rate of 15% (5% for individuals in lower tax brackets) if paid on or before December 31, 2010. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met by the Fund and the shareholder. To the extent the Fund's distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income. A Fund's distributions of dividends that it received from REITs generally do not constitute "qualified dividend income."

The Fund anticipates distributing substantially all of its net capital gain for each tax year. These distributions generally are made only once a year, usually in November or December, but the Fund may make additional distributions of net capital gain at any time during the year. These distributions are taxable to you as long-term capital gain, regardless of how long you have held shares. These distributions will not qualify for the dividends-received deduction.

The Fund may have capital loss carryovers (unutilized capital losses from prior years). These capital loss carryovers (which can be used for up to eight years) may be used to offset any current capital gain (whether short- or long-term). All capital loss carryovers are listed in the Fund's financial statements. Any such losses may not be carried back.

Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce your tax basis in the shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another fund). If you receive a distribution in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

You may purchase shares with a NAV at the time of purchase that reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of the Fund. Distributions of these amounts are taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be received by you (and made by the Fund) on December 31 of that calendar year if the distribution is actually paid in January of the following year.

You will be advised annually as to the Federal income tax consequences of distributions made (or deemed made) to you during the year.

C.  CERTAIN TAX RULES APPLICABLE TO THE FUND'S TRANSACTIONS

For Federal income tax purposes, when put and call options purchased by the Fund expire unexercised, the premiums paid by the Fund give rise to short- or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options). When put and call options written by the Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When the Fund exercises a call, the purchase price of the underlying security is increased by the amount of the premium paid by the Fund. When the Fund exercises a put, the proceeds from the sale of the underlying security are decreased by the premium paid. When a put or call written by the Fund is exercised, the purchase price (selling price in the case of a call) of the underlying security is decreased (increased in the case of a call) for tax purposes by the premium received.

Certain listed options, regulated futures contracts and forward currency contracts are considered "Section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each tax year are "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of the tax year. Gains or losses realized by the Fund on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses. The Fund can elect to exempt its Section 1256 contracts that are part of a "mixed straddle" (as described below) from the application of Section 1256.

Any option, futures contract, or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 contracts, may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that: (1) the loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund's holding period in straddle positions may be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-Section 1256 positions may be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses may be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund if all of the offsetting positions consist of
Section 1256 contracts.

Under current federal tax law, if the Fund invests in bonds issued with "original issue discount," the Fund generally will be required to include in income as interest each year, in addition to stated interest received on such bonds, a portion of the excess of the face amount of the bonds over their issue price, even though the Fund does not receive payment with respect to such discount during the year. With respect to "market discount bonds" (i.e., bonds purchased by the Fund at a price less than their issue price plus the portion of "original issue discount" previously accrued thereon), the Fund may likewise elect to accrue and include in income each year a portion of the market discount with respect to such bonds. As a result, in order to make the distributions necessary for the Fund not to be subject to federal income or excise taxes, the Fund may be required to pay out as an income distribution each year an amount greater than the total amount of cash which the Fund has actually received as interest during the year.

D.  FEDERAL EXCISE TAX

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 of the calendar year. The balance of the Fund's income must be distributed during the next calendar year. The Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in the calendar year.

For purposes of calculating the excise tax, the Fund: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) excludes foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year. The Fund will include foreign currency gains and losses incurred after October 31 in determining ordinary taxable income for the succeeding calendar year.

The Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that the Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

E.  SALE OR REDEMPTION OF SHARES

In general, a shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases (for example, by reinvesting dividends) other shares of the Fund within 30 days before or after the sale or redemption (a "wash sale"). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss arising from the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

F.  BACKUP WITHHOLDING

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 28% of distributions, and the proceeds of redemptions of shares, paid to any shareholder: (1) who has failed to provide a correct taxpayer identification number; (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or
(3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax; rather any amounts so withheld may be credited against a shareholder's Federal income tax liability or refunded once the required information or certification is provided.

G.  FOREIGN SHAREHOLDERS

Taxation of a shareholder who under the Code is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder.

If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions of ordinary income (excluding short-term capital gains and portfolio interest income paid during taxable years of the Fund beginning before January 1, 2008) paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the distribution. The foreign shareholder generally would be exempt from U.S. federal income tax on gain realized on the sale of shares of the Fund and distributions of net capital gain from the Fund and distributions of portfolio interest income paid during taxable years of the Fund beginning before January 1, 2008. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

In the case of a noncorporate foreign shareholder, the Fund may be required to withhold U.S. federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding (or taxable at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty might be different from those described herein.

The tax rules of other countries with respect to an investment in the Fund can differ from the rules for U.S. federal income taxation described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisors as to the consequences of foreign tax rules with respect to an investment in the Fund.

H.  STATE AND LOCAL TAXES

The tax rules of the various states of the U.S. and their local jurisdictions with respect to an investment in the Fund can differ from the rules for U.S. federal income taxation described above. These state and local rules are not discussed herein. Shareholders are urged to consult their tax advisors as to the consequences of state and local tax rules with respect to an investment in the Fund.

I.  FOREIGN TAXES

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to know the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries cannot be determined. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Fund. However, there can be no assurance that the Fund will be able to do so. Pursuant to this election, you will be required to
(1) include in gross income (in addition to taxable dividends actually received) your pro rata share of foreign taxes paid by the Fund, (2) treat your pro rata share of such foreign taxes as having been paid by you and (3) either deduct such pro rata share of foreign taxes in computing your taxable income or treat such foreign taxes as a credit against federal income taxes. You may be subject to rules which limit or reduce your ability to fully deduct, or claim a credit for, your pro rata share of the foreign taxes paid by the Fund.

7. OTHER MATTERS

A.  THE TRUST AND ITS SHAREHOLDERS

GENERAL INFORMATION

Forum Funds was organized as a statutory trust under the laws of the State of Delaware on August 29, 1995. On January 5, 1996 the Trust succeeded to the assets and liabilities of Forum Funds, Inc.

The Trust is registered as an open-end, management investment company under the 1940 Act. The Trust registered for sale shares of beneficial interest in its series. As of the date hereof, the Trust consisted of the following shares of beneficial interest:


Absolute Strategies Fund/(1)/                Dover Responsibility Fund/(6)/
Adams Harkness Small Cap Growth Fund         Flag Investors - Equity
                                               Opportunity Fund/(6)/
Austin Global Equity Fund                    Flag Investors - Income
                                               Opportunity Fund/(6)/
Auxier Focus Fund/(2)/                       Fountainhead Special Value Fund
Brown Advisory Growth Equity Fund/(3)/       Golden Large Cap Core Fund/(7)/
Brown Advisory Intermediate Income Fund/(3)/ Golden Small Cap Core Fund/(7)/
Brown Advisory International Fund/(4)/       Grisanti Brown Value Fund/(7)/
Brown Advisory Maryland Bond Fund/(4)/       Jordan Opportunity Fund
Brown Advisory Opportunity Fund/(3)/         Liberty Street Horizon Fund/(1)/
Brown Advisory Real Estate Fund/(4)/         Merk Hard Currency Fund/(7)/
Brown Advisory Small-Cap Growth Fund/(5)/    Payson Total Return Fund
Brown Advisory Small-Cap Value Fund/(3)/     Polaris Global Value Fund
Brown Advisory Value Equity Fund/(3)/        Winslow Green Growth Fund/(7)/
DF Dent Premier Growth Fund                  Winslow Green Solutions Fund/(8)/
Dover Long/Short Sector Fund/(6)/

--------
/(1)/ The Trust registered for sale shares of beneficial interest in
      Institutional, A and C classes of this series.
/(2)/ The Trust registered for sale shares of beneficial interest in Investor,
      A and C classes of this series.
/(3)/ The Trust registered for sale shares of beneficial interest in Institutional and A classes of this series. Currently A shares of Brown Advisory Opportunity Fund are not publicly offered.
/(4)/ The Trust registered for sale shares of beneficial interest in an Institutional class of this series.

/(5)/ The Trust registered for sale shares of beneficial interest in Institutional and A classes of this series. The Fund has ceased the public offering of D Shares. This means that the class is closed to new investors and current shareholders cannot purchase additional shares except through a pre-established reinvestment program.
/(6)/ The Trust registered for sale shares of beneficial interests in A and
      Institutional classes of these series.
/(7)/ The Trust registered for sale shares of beneficial interests in
      Institutional and Investor classes of these series.
/(8)/ The Trust registered for sale shares of beneficial interests in an Investor classes of these series.

The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Trust.

The Trust and each series and class thereof will continue indefinitely until terminated.

2.  SERIES AND CLASSES OF THE TRUST

Each series or class of the Trust may have a different expense ratio and its expenses will affect each class' performance. For more information on any other series or class of shares of the Trust, investors may contact the Transfer Agent.

3.  SHAREHOLDER VOTING AND OTHER RIGHTS

Each share of each series of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares. Each class votes separately with respect to the provisions of any Rule 12b-1 plan, which pertains to the class, and other matters for which separate class voting is appropriate under applicable law. Generally, shares will be voted separately by individual series except if
(1) the 1940 Act requires shares to be voted in the aggregate and not by individual series and (2) the Trustees determine that the matter affects more than one series and all affected series must vote. The Trustees may also determine that a matter only affects certain classes of the Trust and thus only those classes are entitled to vote on the matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. A shareholder in a series is entitled to the shareholder's pro rata share of all distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust's (or a series') outstanding shares may, as set forth in the Trust Instrument, call meetings of the Trust (or series) for any purpose related to the Trust (or series), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

4.  TERMINATION OR REORGANIZATION OF TRUST OR ITS SERIES

The Trustees, may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation, so long as the surviving entity is an open-end management investment company. Under the Trust Instrument, the Trustees may also, without shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation, or cause the Trust to incorporate in the state of Delaware, so long as the surviving entity is an open-end, management investment company that will succeed to or assume the Trust's registration statement.

Under the Trust Instrument, the Trustees may, with shareholder consent, sell or convey the assets of series created on or before May 1, 1999 or reorganize those series into another investment company registered under the 1940 Act. The sale or conveyance of assets of series created after May 1, 1999 or the reorganization of those series into another investment company registered under the 1940 Act may be effected by the Trustees without shareholder consent.

B.  FUND OWNERSHIP


As of November 30, 2007, the Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding shares of beneficial interest of the Fund.


Also as of that date, certain shareholders of record owned 5% or more of the shares of the Fund. Table 6 in Appendix B lists shareholders known by the Fund to own of record or beneficially 5% or more of the Fund's shares.

C.  LIMITATIONS ON SHAREHOLDERS' AND TRUSTEES' LIABILITY

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In the past, the Trust believes that the securities regulators of some states, however, have indicated that they and the courts in their state may decline to apply Delaware law on this point. The Forum Funds' Trust Instrument (the document that governs the operation of the Trust) contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and the portfolio is unable to meet its obligations. The Administrator believes that, in view of the above, there is no risk of personal liability to shareholders.

The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

D.  PROXY VOTING PROCEDURES


A copy of the Trust's and the Adviser's proxy voting procedures adopted on behalf of the Fund and a copy of the Adviser's proxy voting procedures are included in Appendix C. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30 are available (1) without charge, upon request, by contacting the Transfer Agent at (866) 775-8439 and (2) on the SEC's web site at www.sec.gov/.


E.  CODE OF ETHICS

The Trust, the Adviser and the Distributor have each adopted a code of ethics under Rule 17j-1 of the 1940 Act, each of which is designed to eliminate conflicts of interest between a Fund and personnel of the Trust, the Adviser and the Distributor. The codes permit such personnel to invest in securities, including securities that may be purchased or held by a Fund, subject to certain limitations.

F.  REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act and the 1940 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by reference to the copy of such contract or other documents filed as exhibits to the registration statement.

G.  FINANCIAL STATEMENTS


The financial statements of the Fund for the fiscal year ended September 30, 2007, which are included in the Fund's Annual Report to shareholders, are incorporated herein by reference. The financial statements include the schedule of investments, statement of assets and liabilities, statement of operations, statements of changes in net assets, financial highlights, notes to financial statements, and report of independent registered public accounting firm. The financial statements have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm, given upon their authority as experts in accounting and auditing.

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS

A.    CORPORATE BONDS (INCLUDING CONVERTIBLE BONDS)

1.    MOODY'S INVESTORS SERVICE

Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE

      Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

2.    STANDARD AND POOR'S CORPORATION

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

NOTE Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC    An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

NOTE Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      The "r" symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

3.     FITCH

       INVESTMENT GRADE

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

       SPECULATIVE GRADE

BB Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC
CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD
DD, D Default. Securities are not meeting current obligations and are extremely speculative. 'DDD' designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, 'DD' indicates expected recovery of 50% - 90% of such outstandings, and 'D' the lowest recovery potential, i.e. below 50%.

B.     PREFERRED STOCK

1.     MOODY'S INVESTORS SERVICE

Aaa An issue that is rated "Aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

Aa An issue that is rated "Aa" is considered a high- grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A An issue that is rated "A" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "Aaa" and "Aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

Baa An issue that is rated "Baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

Ba An issue that is rated "Ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B An issue that is rated "B" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

Caa An issue that is rated "Caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

Ca An issue that is rated "Ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

C This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

2.    STANDARD & POOR'S

AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB,
B, CCC Preferred stock rated BB, B, and CCC is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

C         A preferred stock rated C is a nonpaying issue.

D A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

NOTE Plus (+) or minus (-). To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

C.        SHORT TERM RATINGS

1.        MOODY'S INVESTORS SERVICE

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          .  Leading market positions in well-established industries.

          .  High rates of return on funds employed.

          . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          . Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT
PRIME Issuers rated Not Prime do not fall within any of the Prime rating categories.

2.    STANDARD AND POOR'S

A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

3.    FITCH

F1 Obligations assigned this rating have the highest capacity for timely repayment under Fitch's national rating scale for that country, relative to other obligations in the same country. This rating is automatically assigned to all obligations issued or guaranteed by the sovereign state. Where issues possess a particularly strong credit feature, a "+" is added to the assigned rating.

F2 Obligations supported by a strong capacity for timely repayment relative to other obligors in the same country. However, the relative degree of risk is slightly higher than for issues classified as 'A1' and capacity for timely repayment may be susceptible to adverse changes in business, economic, or financial conditions.

F3 Obligations supported by an adequate capacity for timely repayment relative to other obligors in the same country. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

B Obligations for which the capacity for timely repayment is uncertain relative to other obligors in the same country. The capacity for timely repayment is susceptible to adverse changes in business, economic, or financial conditions.

C Obligations for which there is a high risk of default relative to other obligors in the same country or which are in default.

APPENDIX B - MISCELLANEOUS TABLES

TABLE 1 - INVESTMENT ADVISORY FEES

The following table shows the dollar amount of advisory fees accrued by the Fund, the amount of fees waived by the Adviser and the actual fees received by the Adviser.


                                         ADVISORY FEE ADVISORY FEE ADVISORY FEE
                                           ACCRUED       WAIVED      RETAINED
                                         ------------ ------------ ------------
Year ended September 30, 2007              $566,407     $129,710     $436,697
Year ended September 30, 2006              $311,919     $100,973     $210,946


TABLE 2 - COMPLIANCE FEES

The following table shows the dollar amount of compliance fees accrued by the Fund, the amount of fees waived by FCS, if any, and the actual fees received by FCS.


                                       COMPLIANCE FEE COMPLIANCE COMPLIANCE FEE
FUND                                      ACCRUED     FEE WAIVED    RETAINED
----                                   -------------- ---------- --------------
Year Ended September 30, 2007             $33,997         $0        $33,997
Year Ended September 30, 2006             $28,930         $0        $28,930


TABLE 3 - ADMINISTRATION FEES

The following table shows the dollar amount of administration fees accrued by the Fund, the amount of fees waived by the Administrator, if any, and the actual fees received by the Administrator.


                       ADMINISTRATION FEE ADMINISTRATION FEE ADMINISTRATION FEE
                            ACCRUED             WAIVED            RETAINED
                       ------------------ ------------------ ------------------
Year Ended
  September 30, 2007        $98,948               $0              $98,948
Year ended
  September 30, 2006        $54,838               $0              $54,838


TABLE 4 - ACCOUNTING FEES

The following table shows the dollar amount of accounting fees accrued by the Fund, the amount of fees waived by the Accountant, if any, and the actual fees received by the Accountant.


                                   ACCOUNTING FEE ACCOUNTING FEE ACCOUNTING FEE
                                      ACCRUED         WAIVED        RETAINED
                                   -------------- -------------- --------------
Year Ended September 30, 2007         $34,599           $0          $34,599
Year ended September 30, 2006         $37,507           $0          $37,507


TABLE 5 - COMMISSIONS

The following table shows the brokerage commissions of the Fund.


                                     AGGREGATE BROKERAGE
                                      COMMISSIONS PAID
                                     -------------------
Year Ended September 30, 2007             $ 92,949
Year ended September 30, 2006             $114,968

TABLE 6 - 5% SHAREHOLDERS


The following table lists the persons who owned of record or beneficially 5% or more of the Fund's outstanding shares as of December 14, 2007. The information below is for the Fund's existing class. Because the Fund has not offered Investor Class shares prior to the date of this SAI, there are no 5% shareholders of that class.



NAME AND ADDRESS                                   % OF FUND
----------------                                   ---------
SOKA UNIVERSITY OF AMERICA
1 UNIVERSITY DR                                      20.90%
ALISO VIEJO, CA 92656

ROBERT S EVANS
100 FIRST STAMFORD PLACE                             7.54%
STAMFORD, CT 06902

FORT HAYS STATE UNIVERSITY FOUNDATION
PO BOX 1060                                          7.29%
HAYS, KS 676011060

AMERICAN DEHYDRATED FOODS INC
PROFIT SHARING PLAN                                  5.95%
2870 S INGRAM MILL RD SUITE D
SPRINGFIELD, MO 65804

APPENDIX C - PROXY VOTING PROCEDURES

                                  FORUM FUNDS
                                 MONARCH FUNDS

                POLICIES AND PROCEDURES FOR SHAREHOLDER VOTING

                                 JULY 31, 2003
                         AS AMENDED SEPTEMBER 14, 2004

   SECTION 1. PURPOSE

   Shareholders of the various series of Forum Funds and Monarch Funds (collectively, the "Trust") expect the Trust to vote proxies received from issuers whose voting securities are held by a series of the Trust (each a "Fund"). The Trust exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Trust's and its shareholders' investments.

   This document describes the Policies and Procedures for Voting Proxies ("Policies") received from issuers whose voting securities are held by each Fund.

   SECTION 2. RESPONSIBILITIES

   (A) ADVISER. Pursuant to the investment advisory agreements between the Trust and the investment advisers providing advisory services to the Fund, the Trust has delegated the authority to vote proxies received by a Fund regarding securities contained in its portfolio to its investment adviser (each an "Adviser"). These Policies are to be implemented by each Adviser of each Fund for which it provides advisory services. To the extent that these Policies do not cover potential voting issues with respect to proxies received by a Fund, the Adviser shall act on behalf of the applicable Fund to promote the Fund's investment objectives, subject to the provisions of these Policies.

   The Adviser shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Adviser's business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

   The Adviser shall be responsible for coordinating the delivery of proxies by the Fund's custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion (a "Proxy Voting Service").

   (B) PROXY MANAGER. The Trust will appoint a proxy manager (the "Proxy Manager"), who shall be an officer of the Trust. The Proxy Manager shall oversee compliance by each Adviser and the Trust's other service providers with these Policies. The Proxy Manager will, from to time, periodically review the Policies and industry trends in comparable proxy voting policies and procedures. The Proxy Manager may recommend to the Board, as appropriate, revisions to update these Policies.

   SECTION 3. SCOPE

   These Policies summarize the Trust's positions on various issues of concern to investors in issuers of publicly-traded voting securities, and give guidance about how each Adviser should vote the Fund's shares on each issue raised in a proxy statement. These Policies are designed to reflect the types of issues that are typically presented in proxy statements for issuers in which a Fund may invest; they are not meant to cover every possible proxy voting issue that might arise. Accordingly, the specific policies and procedures listed below are not exhaustive and do not address all potential voting issues or the intricacies that may surround specific issues in all cases. For that reason, there may be instances in which votes may vary from these Policies.

   SECTION 4. POLICIES AND PROCEDURES FOR VOTING PROXIES

   (A) GENERAL

       (1) USE OF ADVISER PROXY VOTING GUIDELINES OR PROXY VOTING SERVICE. If
       (A) the Adviser has proprietary proxy voting guidelines that it uses for its clients or the Adviser uses a Proxy Voting Service and the Proxy Voting Service has published guidelines for proxy voting; (B) the Trust's Board of Trustees (the "Board") has been notified that the Adviser intends to use such Adviser or Proxy Voting Service proxy voting guidelines to vote an applicable Fund's proxies and has approved such guidelines; and (C) the Adviser's or Proxy Voting Service's Guidelines are filed as an exhibit to the applicable Fund's Registration Statement (each considered "Adviser Guidelines"), then the Adviser may vote, or may delegate to the Proxy Voting Service the responsibility to vote, the Fund's proxies consistent with such Adviser Guidelines.

       (2) INDEPENDENCE. The Adviser will obtain an annual certification from the Proxy Voting Service that it is independent from the Adviser. The Adviser shall also ensure that the Proxy Voting Service does not have a conflict of interest with respect to any vote cast for the Adviser on behalf of the Fund.

       (3) ABSENCE OF PROXY VOTING SERVICE GUIDELINES. In the absence of Adviser Guidelines, the Adviser shall vote the Fund's proxies consistent with Sections B and C below.

   (B) ROUTINE MATTERS

       As the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer's management on any issue will be given substantial weight. The position of the issuer's management will not be supported in any situation where it is determined not to be in the best interests of the Fund's shareholders.

       (1) ELECTION OF DIRECTORS. Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors. Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

       (2) APPOINTMENT OF AUDITORS. Management recommendations will generally be supported.

       (3) CHANGES IN STATE OF INCORPORATION OR CAPITAL STRUCTURE. Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund's shareholders.

   (C) NON-ROUTINE MATTERS

       (1) CORPORATE RESTRUCTURINGS, MERGERS AND ACQUISITIONS. These proposals should be examined on a case-by-case basis.

       (2) PROPOSALS AFFECTING SHAREHOLDER RIGHTS. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

       (3) ANTI-TAKEOVER ISSUES. Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

       (4) EXECUTIVE COMPENSATION. Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

       (5) SOCIAL AND POLITICAL ISSUES. These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

   (D) CONFLICTS OF INTEREST

   Each Adviser is responsible for maintaining procedures to identify conflicts of interest. The Trust recognizes that under certain circumstances an Adviser may have a conflict of interest in voting proxies on behalf of a Fund advised by the Adviser. A "conflict of interest" includes, for example, any circumstance when the Fund, the Adviser, the principal underwriter, or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how proxies of that issuer are voted.

   If the Adviser determines that it, or a Proxy Voting Service, has a conflict of interest with respect to voting proxies on behalf of a Fund, then the Adviser shall contact the Chairman of the Board. In the event that the Chairman determines that he has a conflict of interest, the Chairman shall submit the matter for determination to another member of the Board who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended. In making a determination, the Chairman will consider the best interests of Fund shareholders and may consider the recommendations of the Adviser or independent third parties that evaluate proxy proposals. The Adviser will vote the proposal according the determination and maintain records relating to this process.

   (E) ABSTENTION

   The Trust may abstain from voting proxies in certain circumstances. The Adviser or the Proxy Manager may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Fund's shareholders, such as when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to the Fund to effect a vote would be uneconomic relative to the value of the Fund's investment in the issuer.

                         GRISANTI BROWN & PARTNERS LLC

                     PROXY VOTING POLICIES AND PROCEDURES

                            AS REVISED JANUARY 2007

   This document sets forth the policies and procedures of Grisanti Brown & Partners LLC (the "Firm") regarding the exercise of its authority to vote proxies on behalf of clients.

I. BACKGROUND

   These Proxy Voting Policies and Procedures are designed to ensure that the Firm complies with the Investment Advisers Act of 1940 (the "Advisers Act") and Rule 206(4)-6 thereunder. Rule 206(4)-6 provides that an adviser, such as the Firm, has a duty to vote proxies on behalf of its clients./2/ Nevertheless, the Securities and Exchange Commission staff has stated that if it is in a client's best interest not to vote a proxy, such as where the cost of voting the proxy would exceed any benefit to the client, proxy voting may not be required. The example cited by the staff is the situation where a proxy on a foreign security would require the hiring of a translator, the costs of casting an educated vote might very well exceed any benefit to the client.

   In exercising its proxy voting authority for a client, the Firm must determine how to vote on the proposals presented in the best interests of clients and must ensure that no conflict of interest interferes with the its ability to do so. Finally, the Firm must ensure that it votes proxies on a timely basis and maintains the records required by the Advisers Act and the rules thereunder.

II.POLICIES

   A. GENERAL PRINCIPLES

   The Firm votes proxies with respect to securities held in a client's account in the manner that it believes is in that client's best interests. Unless otherwise instructed by a client, the Firm believes that the maximization of the value of a client's investments constitutes the client's best interests.

   In most cases, a security for which proxies are being sought is held in more than one client account. In those circumstances, the Firm typically votes all client proxies in the same manner. However, where differing client objectives warrant, or where the client has instructed otherwise, the Firm may not exercise its voting authority uniformly across accounts.

The Firm's policies with respect to certain specific types of voting decisions are set forth below. Where it is in a client's best interests, the Firm will deviate from the general approaches summarized below.

--------
/2/ The client can retain this right, but in the case of the Firm, the standard Investment Management Agreement specifically provides that the Firm has proxy voting authority for the client.

   B. ROUTINE PROPOSALS

   In the following routine matters, the Firm generally votes in the manner recommended by an issuer's management. The Firm believes that management is usually in the best position to evaluate routine proposals in an effective manner.

   However, the Firm will not follow management's recommendation where, in the judgment of the Firm, circumstances suggest that management's recommended vote will not maximize the value of a client's investment. Examples of circumstances that may lead the Firm to vote against the recommendation of management, even in a routine matter, are noted below.

      1. ELECTION OF DIRECTORS

   Although the Firm generally votes in the manner recommended by the company's current directors, it may vote against the recommended slate of directors in circumstances such as the following:

    .  contested elections;

    .  the poor performance of a nominee; or

    . where the election of management nominees appears likely to compromise the independent judgment of the board of directors.

      2. SELECTION OF INDEPENDENT AUDITORS

   Although the Firm generally votes in favor of the auditors selected by management, it may vote against management in circumstances such as the following:

    . where there is a change in auditors based upon a disagreement over accounting policy; or

    . where non-audit fees make up a disproportionately large portion of the fees paid to the recommended auditor.

      3. REINCORPORATION

   Although the Firm generally votes in favor of a reincorporation proposed by management, it may vote against management where the reincorporation results in a move to a jurisdiction with fewer legal protections for shareholders or anti-takeover statutes that could adversely affect share value by discouraging potential acquirers.

      4. STOCK SPLITS

   The Firm generally votes in favor of management proposals to increase the number of authorized common shares in connection with a proposed stock split, provided that the proposal will not result in an increase of the number of authorized but unissued shares after giving effect to the proposed stock split.

      5. DIRECTOR INDEMNIFICATION

   Although the Firm generally views director indemnification as a routine matter in which the judgment of management can be respected, it may vote against proposed indemnification provisions in circumstances in which the proposed indemnification is overly broad, after taking into account the need to recruit qualified directors.

      6. STOCK REPURCHASE PLANS

   The Firm generally votes in favor of stock repurchase plans because it views them as an effective way to maximize shareholder value. However, the Firm may vote against a proposed stock repurchase plan if the proposal appears to be intended to discourage potential acquirers rather than maximize shareholder value.

   C. EQUITY-BASED COMPENSATION PLANS

   The Firm generally supports equity compensation plans that are reasonably designed to align the interests of employees and executives with those of shareholders, although the Firm considers each proposal on a case-by-case basis. However, the Firm may oppose an equity-based compensation plan if, among other things, it would (i) cause excessive dilution of existing shareholders or
(ii) be likely to provide compensation in excess of that required to recruit and retain qualified employees and executives.

   D. CORPORATE STRUCTURE, SHAREHOLDER RIGHTS AND ANTI-TAKEOVER MEASURES

   The Firm believes that a client's interest in an equity investment is generally maximized when an issuer does not adopt measures that have the effect of discouraging potential acquirers, and the Firm will, therefore, generally vote against proposals that would tend to discourage potential acquirers, such as anti-takeover measures, while making specific determinations on a case-by-case basis. However, the Firm recognizes that some measures, such as authorizing additional stock, may maximize shareholder value for business purposes unrelated to any anti-takeover effect, and the Firm will support such measures on a case-by-case basis.

   The Firm generally votes in favor of the following proposed actions if it believes that the actions would be likely to achieve a worthwhile business purpose apart from discouraging potential acquirers:

    .  Authorization of "blank check" preferred stock;

    .  Increase in authorized stock; or

    .  Stock repurchases.

   The Firm generally votes in favor of proposed actions that would tend to increase the power of minority shareholders, such as the following actions, if the Firm believes that the proposal will maximize the value of a client's investment:

    .  Implementing cumulative voting;

    .  Removing super-majority voting requirements;

    . Removing barriers to shareholder action (such as bylaws or charter provisions that limit the right of shareholders to call a special meeting or act by written consent); or

    . Requiring that shareholder rights plans ("Poison Pills") be subject to a shareholder vote.

   The Firm generally votes against proposed actions that would tend to discourage potential acquirers without achieving other business objectives apart from the anti-takeover effect, such as implementing a "Poison Pill" shareholder rights plan, although the Firm will consider each proposal on a case-by-case basis.

   E. SOCIAL POLICY ISSUES

   The Firm generally votes with management on issues that primarily concern social or ethical considerations, such as shareholder proposals to disclose or amend certain business practices. The Firm believes that it can best maximize the value of its clients' investments by relying on management to evaluate issues that primarily raise social or ethical considerations.

III.PROCEDURES

   The Firm's procedures are designed with three primary objectives: (1) to ensure that any material conflicts of interest raised by a particular proxy vote are identified and that the proxy in question is voted in each client's best interests; (2) to ensure that the Firm casts its proxy votes on a timely basis and (3) to produce and retain the records required by the applicable rules under the Advisers Act.

   These policies and procedures will be implemented primarily by Michael Pietzak (the "Proxy Coordinator") and Vance C. Brown, a principal (the "Proxy Supervisor"). They may consult with or delegate certain tasks to the Chief Compliance Officer, as set forth below.

   A. VOTING PROCEDURES

      1. RECEIVING PROXY MATERIALS

   All proxy materials received by the Firm are forwarded to the Proxy Coordinator, who provides a copy of the relevant materials to the Proxy Supervisor.

      2. ADDRESSING POTENTIAL CONFLICTS

   The Proxy Supervisor and/or the Proxy Coordinator will review the Potential Conflict List (as defined below) in order to determine whether a potential conflict exists with respect to the company or subject matter of the proxy materials. The "Potential Conflict List" is a list that identifies (a) all public companies or other persons as to which the Firm or its principals or employees have a direct or indirect material interest and (b) the nature of such interest (e.g., the company or a senior officer of the company is a significant client of the Firm, or an employee is on the board of the company). The Chief Compliance Officer may be consulted in, or asked to perform, this review.

   If a matter to be voted upon involves a company or person that appears on the Potential Conflict List, the Proxy Supervisor and/or the Proxy Coordinator must determine whether or not a material conflict of interest is presented by the matter to be voted upon. In making this determination, the Proxy Supervisor may consult with the Chief Compliance Officer, or request that the Chief Compliance Officer make the determination.

   If it is determined that a material conflict of interest exists, the Proxy Supervisor and/or the Proxy Coordinator must determine which of the following steps to take, so that the conflict does not adversely affect clients. In making this determination, the Proxy Supervisor may consult with the Chief Compliance Officer, or request that the Chief Compliance Officer make this determination. A record should be kept of the determination made in accordance with this paragraph:

    . vote the proxy in the manner that the Proxy Supervisor believes is in the client's best interest in accordance with subsection 3, below, as if no conflict had been identified, PROVIDED THAT the person with the conflict is not made aware in any way of the vote that is being considered or that is to be cast;

    . vote the proxy in a manner that is recommended by an independent third party (such as a proxy voting service or a large institutional shareholder with interests that appear to be aligned with the client);

    . promptly contact the client in writing to describe the conflict presented and vote the proxy in accordance with the client's instructions; or

    .  in extraordinary circumstances, abstain from voting the proxy.

      3. EVALUATING PROXY MATERIALS

   The Proxy Supervisor will evaluate the matters on which a vote is requested and determine how to vote in a manner that is in the best interests of the client, after taking into consideration the Firm policies outlined in Section
II. hereof, and subject to subsection 2 of this Section III. above. If applicable, the Proxy Supervisor will provide the Proxy Coordinator with a copy of any document created by the Firm that was material to deciding how to vote proxies on behalf of a client or that memorializes the basis for that decision, and the Proxy Coordinator will maintain that copy in the Firm's files.

      4. VOTING PROXIES

   Promptly after determining how to vote a proxy, the Proxy Supervisor shall instruct the Proxy Coordinator accordingly. The Proxy Coordinator will then cast the vote, in no event later than the voting deadline date. The Proxy Coordinator will maintain a record of the how the proxy was voted and the date on which it was voted.

   B. RESPONDING TO CLIENT REQUESTS REGARDING PROXIES

   The Proxy Coordinator is responsible for responding promptly to a client's request for information regarding how the Firm voted with respect to securities held in the client's account, and for a copy of these Proxy Voting Policies and Procedures.

   C. MAINTAINING PROXY RECORDS

   The Proxy Coordinator and/or the Chief Compliance Officer will maintain the records required by the rules under the Advisers Act with respect to proxy voting, including:

   (i) these Proxy Voting Policies and Procedures and any amendments thereof;

   (ii) a copy of each proxy statement received regarding client securities (however, the Firm may rely on the copies of such proxy statements that are available on the EDGAR system of the Securities and Exchange Commission or that are maintained by a third party such as a proxy voting service that has undertaken to provide the Firm with a copy of the documents promptly upon request);

   (iii) a copy of any document created by the Firm that was material to deciding how to vote proxies on behalf of a client or that memorializes the basis for that decision;

   (iv) a record of any determinations made in accordance with subsection III.A.2. above;

   (v) a record of the votes cast; and

   (vi) a copy of all written requests from clients regarding the voting of proxies on behalf of the client and a copy of any written response to such requests.

IV.REVIEW

   The Proxy Supervisor and/or the Chief Compliance Officer shall review the following periodically, and at least annually:

    . these Policies and Procedures to ensure that they are accurate and up-to-date;

    . the proxy records maintained by the Proxy Coordinator to ensure that records of the voting of the proxies are being maintained in accordance with the procedures set forth herein;

    . the Potential Conflict List to ensure that it is accurate and up-to-date; and

    . the Firm's disclosure to clients regarding how they may obtain information about how the Firm voted with respect to their securities and its explanation to clients of these Policies and Procedures, both as set forth in its Form ADV, Part II, Schedule F, to ensure that they are accurate and up-to-date.

V. AMENDMENTS

   The Proxy Supervisor and/or the Chief Compliance Officer may amend these Policies and Procedures from time to time, based upon the review discussed in
Section IV. above, or as circumstances otherwise warrant.

                                     PART C
                                OTHER INFORMATION

ITEM 23. EXHIBITS

(a) Trust Instrument of Registrant as amended and restated on August 14, 2000 (Exhibit incorporated by reference as filed as Exhibit (a) in post-effective amendment No. 83 via EDGAR on September 29, 2000, accession number 0001004402-00-000327).

(b) By-Laws of Registrant (Exhibit incorporated by reference as filed as Exhibit (b) in post-effective amendment No. 187 via EDGAR on December 28, 2005, accession number 0001275125-05-000626).

(c) See Sections 2.04 and 2.07 of the Trust Instrument as filed as Exhibit (a).

(d)(1) Investment Advisory Agreement between Registrant and H.M. Payson & Co. (Exhibit incorporated by reference as filed as Exhibit (5)(a) in post-effective amendment No. 62 via EDGAR on May 26, 1998, accession number 0001004402-98-000307).

   (2) Investment Advisory Agreement between Registrant and Austin Investment Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (5)(d) in post-effective amendment No. 62 via EDGAR on May 26, 1998, accession number 0001004402-98-000307).

   (3) Investment Advisory Agreement between Registrant and Polaris Capital Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (5)(h) in post-effective amendment No. 63 via EDGAR on June 8, 1998, accession number 0001004402-98-000339).

   (4) Investment Advisory Agreement between Registrant and Winslow Management Company, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(9) in post-effective amendment No. 176 via EDGAR on July 29, 2005, accession number 0001275125-05-000362).

   (5) Investment Advisory Agreement between Registrant and D.F. Dent and Company, Inc. (Exhibit incorporated by reference as filed as Exhibit
          (d)(11) in post-effective amendment No. 99 via EDGAR on July 31, 2001, accession number 0001004402-01-500152).

   (6) Management Agreement between Registrant and King Investment Advisors, Inc. (Exhibit incorporated by reference as filed as Exhibit (d)(13) in post-effective amendment No. 104 via EDGAR on October 30, 2001, accession number 0001004402-01-500264).

   (7) Investment Sub-Advisory Agreement between Brown Investment Advisory Incorporated and Philadelphia International Advisors, LP (Exhibit incorporated by reference as filed as Exhibit (d)(15) in post-effective amendment No. 125 via EDGAR on January 27, 2003, accession number 0001004402-03-000044).

   (8) Sub-Advisory Agreement between Brown Investment Advisory Incorporated and Cardinal Capital Management, L.L.C. (Exhibit incorporated by reference as filed as Exhibit (d)(15) in post-effective amendment
          No. 137 via EDGAR on October 30, 2003, accession number
          0001004402-03-000559).

   (9) Investment Advisory Agreement between Registrant and AH Lisanti Capital Growth, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(15) in post-effective amendment No. 188 via EDGAR on February 24, 2006, accession number 0001275125-06-000062).

   (10) Management Agreement between Registrant and Auxier Asset Management (Exhibit incorporated by reference as filed as Exhibit (d) (19) in post-effective amendment No. 180 via Edgar on September 27, 2005, accession number 0001275125-05-000478).

   (11) Investment Advisory Agreement between Registrant and Windowpane Advisors LLC (Exhibit incorporated by reference as filed as Exhibit
          (d) (20) in post-effective amendment No. 180 via Edgar on September 27, 2005, accession number 0001275125-05-000478).

   (12) Sub-Advisory Agreement between Windowpane Advisors LLC and Hellman, Jordan Management Co., Inc. (Exhibit incorporated by reference as filed as Exhibit (d)(21) in post-effective amendment No. 176 via EDGAR on July 29, 2005, accession number 0001275125-05-000362).

   (13) Investment Advisory Agreement between Registrant and Absolute Investment Advisers, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(21) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

   (14) Sub-Advisory Agreements between Absolute Investment Advisers, LLC and certain sub-advisers to Absolute Strategies Fund (Exhibit incorporated by reference as filed as Exhibit (d)(22) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number
          0001275125-05-000241).

   (15) Investment Advisory Agreement between Registrant and Merk Investments, LLC (Exhibit incorporated by reference as filed as Exhibit (d) (25) in post-effective amendment No. 180 via Edgar on September 27, 2005, accession number 0001275125-05-000478).

   (16) Investment Advisory Agreement between Registrant and Dover Corporate Responsibility Management LLC (Exhibit incorporated by reference as filed as Exhibit (d) (16) in post-effective amendment No. 219 via EDGAR on October 11, 2007, accession number 0001193125-07-216958).

   (17) Investment Advisory Agreement between Registrant and Golden Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit
          (d)(24) in post-effective amendment No. 193 via EDGAR on April 28, 2006, accession number 0001193125-06-093182.

   (18) Investment Advisory Agreement between Registrant and Spears, Grisanti & Brown, LLC (Exhibit incorporated by reference as filed as Exhibit
          (d)(26) in post-effective amendment No. 187 via EDGAR on December 28, 2005, accession number 0001275125-05-000626).

   (19) Investment Advisory Agreement between Registrant and Brown Investment Advisory Incorporated regarding Brown Advisory Funds (Exhibit incorporated by reference as filed as Exhibit (d)(21) in post-effective amendment No. 198 via EDGAR on November 28, 2006, accession number 0001193125-06-243002).

   (20) Sub-Advisory Agreement between Brown Investment Advisory Incorporated and Walter Scott & Partners Limited regarding Brown Advisory International Fund (Exhibit incorporated by reference as filed as Exhibit (d)(28) in post-effective amendment No. 197 via EDGAR on October 30, 2006 accession number 0001193125-06-218204).

   (21) Investment Advisory Agreement between Registrant and Alex. Brown Investment Management regarding Flag Investors - Equity Opportunity Fund and Flag Investors - Income Opportunity Fund (Exhibit incorporated by reference as filed as Exhibit (d)(23) in post-effective amendment No. 198 via EDGAR on November 28, 2006, accession number 0001193125-06-243002).

   (22) Sub-Advisory Agreement between Absolute Investment Advisers, LLC and Mohican Financial Management, LLC, regarding Absolute Strategies Fund (Exhibit incorporated by reference as filed as Exhibit (d)(24) in post-effective amendment No. 217 via EDGAR on September 28, 2007, accession number 0001193125-07-210050).

   (23) Investment Advisory Agreement between Registrant and Liberty Street Advisors, LLC regarding Liberty Street Horizon Fund (Exhibit incorporated by reference as Exhibit (d)(25) in post effective amendment No. 210 via EDGAR on May 30, 2007, accession number 0000898432-07-000571).

   (24) Form of Sub-Advisory Agreement between Liberty Street Advisors, LLC and Horizon Asset Management, Inc. regarding Liberty Street Horizon Fund is filed as Exhibit (d)(27)in post-effective amendment No. 209 via EDGAR on April 30, 2007, accession number 0001193125-07-096322.

   (25) Sub-Advisory Agreement between Absolute Investment Adviser, LLC and Kovitz Investment Group, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(28) in post-effective amendment No. 203 via EDGAR on February 28, 2007, accession number 0001193125-07-042714).

   (26) Sub-Advisory Agreement between Absolute Investment Advisers, LLC and GMB Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(26) in post-effective amendment No. 220 via EDGAR on October 31, 2007, accession number 0001193125-07-231202).

(e)(1) Form of Selected Dealer Agreement between Foreside Fund Services, LLC and securities brokers (Exhibit incorporated by reference as filed as Exhibit incorporated by reference as filed as Exhibit (e)(1) in post-effective amendment No. 120 via EDGAR on December 6, 2002, accession number 0001004402-02-000540).

   (2) Distribution Agreement between Registrant and Foreside Fund Services, LLC dated November 24, 2003 as amended and restated October 1, 2004 and August 8, 2005 (Exhibit (e)(2)) in post-effective amendment No. 195 via EDGAR on September 15, 2006 accession number
          0001275125-06-000394.)

(f)       None.

(g)(1) Custodian Agreement between Registrant and Brown Investment Advisory & Trust Company relating to Brown Advisory Funds (Exhibit incorporated by reference as filed as Exhibit (g)(3) in post-effective amendment No. 130 via EDGAR on July 15, 2003, accession number
          0001004402-03-000431).

   (2) Global Custodial Services Agreement between Forum Funds and Citibank, N.A (Exhibit incorporated by reference as filed as Exhibit (g)(4) in post-effective amendment No. 176 via EDGAR on July 29, 2005, accession number 0001275125-05-000362).

(h)(1) Accounting, Administration and Transfer Agency Services Agreement between Registrant and Citibank, N.A. dated April 20, 2007 (Exhibit incorporated by reference as filed as Exhibit (h)(1) in post-effective amendment No. 220 Via EDGAR on October 31, 2007, accession number 0001193125-07-231202).

   (2)(2) Shareholder Service Plan of Registrant dated March 18, 1998 and Form of Shareholder Service Agreement relating to Polaris Global Value Fund (Exhibit incorporated by reference as filed as Exhibit (9)(d) in post-effective amendment No. 65 via EDGAR on September 30, 1998, accession number 0001004402-98-000530).

   (3) Shareholder Service Plan of Registrant dated March 29, 2001, relating to Winslow Green Growth Fund (Exhibit incorporated by reference as filed as Exhibit (h)(12) in post-effective amendment No. 91 via EDGAR on April 3, 2001, accession number 0001004402-01-000118).

   (4) Shareholder Service Plan of Registrant dated November 24, 2003 relating to Adams Harkness Small Cap Growth Fund (Exhibit incorporated by reference as filed as Exhibit (h)(9) in post-effective amendment No. 142 via EDGAR on February 26, 2004, accession number 0001275125-04-000027).

   (5) Shareholder Service Plan of Registrant dated September 14, 2004 relating to Jordan Opportunity Fund (Exhibit incorporated by reference as filed as Exhibit (h) (10) in post-effective amendment No. 151 via EDGAR on September 17, 2004, accession number 0001275125-04-000313).

   (6) Shareholder Service Plan of Registrant dated September 22, 2004 relating to Brown Advisory Funds (Exhibit incorporated by reference as filed as Exhibit (h)(11) in post-effective amendment No. 187 via EDGAR on December 28, 2005, accession number 0001275125-05-000626).

   (7) Contractual Fee Waiver Agreement between Registrant and King Investment Advisors, Inc. regarding Fountainhead Special Value Fund dated February 28, 2007 is filed as Exhibit (h)((8) in post-effective amendment No. 209 via EDGAR on April 30, 2007, accession number 0001193125-07-096322.

   (8) Contractual Fee Waiver Agreement between Registrant and Winslow Management Company, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(9) in post-effective amendment No. 209 via EDGAR on April 30, 2007, accession number 0001193125-07-096322).

   (9) Contractual Fee Waiver Agreement between Registrant and D.F. Dent and Company, Inc. regarding DF Dent Premier Growth Fund (Exhibit incorporated by reference as Exhibit (h)(10) in post-effective amendment No 211 via EDGAR on July 16, 2007, accession number 0001193125-07-155675).

   (10) Contractual Fee Waiver Agreement between Registrant and AH Lisanti Capital Growth, LLC regarding Adams Harkness Small Cap Growth Fund (Exhibit incorporated by reference as Exhibit (h)(11) in post effective amendment No. 210 via EDGAR on May 30, 2007, accession number 0000898432-07-000571).

   (11) Contractual Fee Waiver Agreement between Registrant and Auxier Asset Management LLC regarding Auxier Focus Fund dated October 5, 2007 (Exhibit incorporated by reference as filed as Exhibit (h)(11) in post-effective amendment No. 220 Via EDGAR on October 31, 2007, accession number 0001193125-07-231202).

   (12) Contractual Fee Waiver Agreement between Registrant and Absolute Investment Advisers, LLC regarding Absolute Strategies Fund (Exhibit incorporated by reference as Exhibit (h)(13) in post-effective amendment 212 via EDGAR on July 30, 2007, accession number 0001193125-07-165539).

   (13) Contractual Fee Waiver Agreement between Registrant and Dover Corporate Responsibility Management LLC regarding Dover Responsibility Fund dated March 1, 2007 (Exhibit incorporated by reference as filed as Exhibit (h)(16) in post-effective amendment No. 203 via EDGAR on February 28, 2007, accession number 0001193125-07-042714).

   (14) Form of Contractual Fee Waiver Agreement between Registrant and Alex. Brown Investment Management regarding Flag Investors Equity Opportunity Fund and Flag Investors Income Opportunity Fund (Exhibit incorporated by reference as filed as Exhibit (h)(21) in post-effective amendment No. 195 via EDGAR on September 15, 2006 accession number 0001275125-06-000394.)

   (15) Compliance Services Agreement between Registrant and Foreside Compliance Services, LLC dated October 1, 2004 as amended and restated June 1, 2005 and August 8, 2006 (Exhibit (h)(22) in post-effective amendment No. 195 via EDGAR on September 15, 2006 accession number 0001275125-06-000394.)

   (16) Contractual Fee Waiver Agreement between Registrant and Liberty Street Advisors, Inc. regarding Liberty Street Horizon Fund (Exhibit incorporated by reference as Exhibit (h)(18) in post effective amendment No. 210 via EDGAR on May 30, 2007, accession number 0000898432-07-000571).

   (17) Contractual Fee Waiver Agreement between Austin Investment Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (h) (19) in post-effective amendment No 211 via EDGAR on July 16, 2007, accession number 0001193125-07-155675).

   (18) Contractual Fee Waiver Agreement between Registrant and Merk Investments, LLC regarding Merk Hard Currency Fund (Exhibit incorporated by reference as Exhibit (h)(20) in post-effective amendment number 212 via EDGAR on July 30, 2007, accession number 0001193125-07-165539)

   (19) Contractual Fee Waiver Agreement between Registrant and Brown Investment Advisory Incorporated regarding Brown Advisory Growth Equity Fund A Shares; Brown Advisory Value Equity Fund A Shares; Brown Advisory Small-Cap Value Fund A Shares; Brown Advisory Small-Cap Growth Fund A Shares; Brown Advisory Opportunity Fund Institutional and A Shares; Brown Advisory Real Estate Fund Institutional Shares; and Brown Advisory Maryland Bond Fund (Exhibit incorporated by reference as Exhibit (h)(21) in post-effective amendment No. 217 via Edgar on September 28, 2007, accession number 0001193125-07-210050).

   (20) Letter of Agreement between Registrant and RDK Strategies, LLC regarding Brown Advisory International Fund (Exhibit incorporated by reference as Exhibit(h)(22) in post-effective amendment No. 217 via Edgar on September 28, 2007 accession number 0001193125-07-210050).

   (21) Contractual fee waiver Agreement between Registrant and Dover Corporate Responsibility Management, LLC regarding Dover Long/Short Sector Fund (Exhibit incorporated by reference as Exhibit (h)(21) in post-effective amendment No. 219 via EDGAR on October 11, 2007, accession number 0001193125-07-216958).


(i)       Opinion and Consent of Counsel is filed herewith

(j)       Consent of Independent Auditor is filed herewith


(k)       None.

(l) Investment Representation letter of Reich & Tang, Inc. as original purchaser of shares of Registrant (Exhibit incorporated by reference as filed as Exhibit (13) in post-effective amendment No. 62 via EDGAR on May 26, 1998, accession number 0001004402-98-000307).

(m)(1) Rule 12b-1 Plan adopted by Forum Funds for Absolute Strategies Fund, Auxier Focus Fund, Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund, Brown Advisory Opportunity Fund, Brown Advisory Intermediate Income Fund, Dover Long/Short Sector Fund,
          Dover Responsibility Fund, Golden Large Cap Core Fund, Golden Small Cap Core Fund, Merk Hard Currency Fund, SteepleView Fund, Flag Investors - Equity Opportunity Fund and Flag Investors - Income Opportunity Fund, Liberty Street Horizon Fund (Exhibit incorporated by reference as Exhibit (m)(1) in post-effective amendment No. 219 via EDGAR on October 11, 2007, accession number 0001193125-07-216958).

(n)(1) Rule 18f-3 Plan dated August 1, 2002 (as amended February 13, 2006) adopted by Registrant for Brown Advisory Small-Cap Growth Fund, Brown Advisory Intermediate Income Fund, Brown Advisory Value Equity Fund, Brown Advisory Growth Equity Fund, Brown Advisory International Fund, Brown Advisory Maryland Bond Fund, Brown Advisory Real Estate Fund, Brown Advisory Opportunity Fund and Brown Advisory Small-Cap Value Fund (Exhibit incorporated by reference as filed as Exhibit (n)(2) in post-effective amendment No. 188 via EDGAR on February 24, 2006, accession number 0001275125-06-000062).

   (2) Rule 18f-3 Plan dated September 14, 2004 adopted by Registrant for Auxier Focus Fund (Investor, A and C Shares) (Exhibit incorporated by reference as filed as Exhibit n(3) in post-effective amendment No. 151 via EDGAR on September 17, 2004, accession number
          0001275125-04-000313).

   (3) Rule 18f-3 Plan adopted by Registrant for Absolute Strategies Fund (Exhibit incorporated by reference as filed as Exhibit (n)(5) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

   (4) Rule 18f-3 Plan adopted by Registrant for Merk Hard Currency Fund (Exhibit incorporated by reference as filed as Exhibit (n)(6) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

   (5) Rule 18f-3 Plan adopted by Registrant for Dover Responsibility Fund (Exhibit incorporated by reference as filed as Exhibit (n)(7) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

   (6) Rule 18f-3 Plan adopted by Registrant for Golden Large Core Value Fund and Golden Small Core Value Fund (Exhibit incorporated by reference as filed as Exhibit (n)(8) in post-effective amendment No. 179 via EDGAR on August 12, 2005, accession number 0001275125-05-000389).

   (7) Rule 18f-3 Plan adopted by Registrant for Winslow Green Growth Fund (Exhibit incorporated by reference as filed as Exhibit (n)(8) in post-effective amendment No. 193 via EDGAR on April 28, 2006, accession number 0001193125-06-093182).

   (8) Rule 18f-3 Plan adopted by Registrant for Flag Investors - Equity Opportunity Fund and Flag Investors - Income Opportunity Fund (Exhibit incorporated by reference as filed as Exhibit (n)(8) in post-effective amendment No. 198 via EDGAR on November 28, 2006, accession number 0001193125-06-243002).

   (9) Rule 18f-3 Plan adopted by Registrant for Liberty Street Horizon Fund to be filed by further amendment.

  (10) Rule 18f-3 Plan adopted by Registrant for Dover Long/Short Sector Fund (Exhibit incorporated by reference as filed as Exhibit (n)(10) in post-effective amendment No. 219 via EDGAR on October 11, 2007, accession number 0001193125-07-216958).


  (11) Form of Rule 18f-3 Plan adopted by Registrant for Grisanti Brown Value Fund is filed herewith.


(p)(1) Code of Ethics adopted by Registrant (Exhibit incorporated by reference as filed as Exhibit (p)(1) in post-effective amendment No. 176 via EDGAR on July 29, 2005, accession number
          0001275125-05-000362).

   (2) Code of Ethics adopted by Brown Investment Advisory Incorporated (Exhibit incorporated by reference as filed as Exhibit (p)(2) in post-effective amendment No. 175 via Edgar on July 1, 2005, accession number 0001275125-05-000327).

   (3) Code of Ethics adopted by H.M. Payson & Co (Exhibit incorporated by reference as filed as Exhibit (p)(3) in post-effective amendment No. 83 via EDGAR on September 29, 2000, accession number
          0001004402-00-000327).

   (4) Code of Ethics adopted by Austin Investment Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(4) in post-effective amendment No. 82 via EDGAR on August 14, 2000, accession number 0001004402-00-000283).

   (5) Code of Ethics adopted by Polaris Capital Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(6) in post-effective amendment No. 157 via EDGAR on December 9, 2004, accession number 0001275125-04-000419).

   (6) Code of Ethics adopted by Winslow Management Company, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(9) in post-effective amendment No. 187 via EDGAR on December 28, 2005, accession number 0001275125-05-000626).

   (7) Code of Ethics adopted by D.F. Dent and Company, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(14) in post-effective amendment No. 98 via EDGAR on June 28, 2001, accession number 0001004402-01-500127).

   (8) Code of Ethics adopted by King Investment Advisors, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(11) in post effective amendment No.166 via EDGAR on February 28, 2005, accession number 0001275125-05-000122).

   (9) Code of Ethics adopted by Philadelphia International Advisors, LP (Exhibit incorporated by reference as filed as Exhibit (p)(12) in post-effective amendment No. 191 via EDGAR on April 25, 2006, accession number 0001193125-06-088043)

   (10) Code of Ethics adopted by Cardinal Capital Management, L.L.C. (Exhibit incorporated by reference as filed as Exhibit (p)(13) in post-effective amendment No. 191 via EDGAR on April 25, 2006, accession number 0001193125-06-088043)

   (11) Code of Ethics adopted by AH Lisanti Capital Growth, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(14) in post-effective amendment No. 197 via EDGAR on October 30, 2006 accession number 0001193125-06-218204).

   (12) Code of Ethics adopted by Citigroup Global Transaction Services, Fund Services (Exhibit incorporated by reference as filed as Exhibit (p)
          (1) in post-effective amendment No. 147 via EDGAR on July 30, 2004, accession number 0001275125-04-000225).

   (13) Code of Ethics adopted by Walter Scott & Partners Limited (Exhibit incorporated by reference as filed as Exhibit (p)(16) in post-effective amendment No. 191 via EDGAR on April 25, 2006, accession number 0001193125-06-088043)

   (14) Code of Ethics adopted by Auxier Asset Management LLC (Exhibit incorporated by reference as filed as Exhibit (p)(17) in post-effective amendment No. 157 via EDGAR on December 9, 2004, accession number 0001275125-04-000419).

   (15) Code of Ethics adopted by Windowpane Advisors, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(18) in post-effective amendment No. 162 via EDGAR on February 23, 2005, accession number 0001275125-05-00085).

   (16) Code of Ethics adopted by Hellman, Jordan Management Co., Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(19) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

   (17) Code of Ethics adopted by Forum Investment Advisors, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(21) in post-effective amendment No. 157 via EDGAR on December 9, 2004, accession number 0001275125-04-000419).

   (18) Code of Ethics adopted by Absolute Investment Advisers, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(23) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

   (19) Code of Ethics adopted by Aronson+Johnson+Ortiz, LP (Exhibit incorporated by reference as filed as Exhibit (p)(24) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

   (20) Code of Ethics adopted by Bernzott Capital Advisors (Exhibit incorporated by reference as filed as Exhibit (p)(25) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

   (21) Code of Ethics adopted by Contravisory Research & Management Corp. (Exhibit incorporated by reference as filed as Exhibit (p)(26) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

   (22) Code of Ethics adopted by Horizon Asset Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(28) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

   (23) Code of Ethics adopted by Kinetics Asset Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(29) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

   (24) Code of Ethics adopted by Loomis, Sayles & Company, L.P. (Exhibit incorporated by reference as filed as Exhibit (p)(30) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

   (25) Code of Ethics adopted by Metropolitan West Asset Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(31) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

   (26) Code of Ethics adopted by SSI Investment Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(34) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

   (27) Code of Ethics adopted by TWIN Capital Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(36) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

   (28) Code of Ethics adopted by Yacktman Asset Management Co. (Exhibit incorporated by reference as filed as Exhibit (p)(37) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

   (29) Code of Ethics adopted by Merk Investments, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(38) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number
          0001275125-05-000215).

   (30) Code of Ethics adopted by Dover Corporate Responsibility Management LLC (Exhibit incorporated by reference as filed as Exhibit (p)(39) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

   (31) Code of Ethics adopted by Golden Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(38) in post-effective amendment No. 191 via EDGAR on April 25, 2006, accession number 0001193125-06-088043)

   (32) Code of Ethics adopted by Spears, Grisanti & Brown, LLC (Exhibit incorporated by reference as filed as Exhibit (p) (41) in post-effective amendment No. 180 via Edgar on September 27, 2005, accession number 0001275125-05-000478).

   (33) Code of Ethics adopted by Alex. Brown Investment Management (Exhibit incorporated by reference as Exhibit (p)(34) in post effective amendment No. 210 via EDGAR on May 30, 2007, accession number 0000898432-07-000571).

   (34) Code of Ethics adopted by Foreside Fund Services (Exhibit incorporated by reference as filed as Exhibit (p)(42) in post-effective amendment No. 175 via Edgar on July 1, 2005, accession number
          0001275125-05-000327).

   (35) Code of Ethics of Mohican Financial Management, LLC is filed as Exhiibit (p)(36) in post-effective amendment No. 209 via EDGAR on April 30, 2007, accession number 0001193125-07-096322.

   (36)   Code of Ethics of Liberty Street Advisors, LLC is filed as Exhibit
          (p)(37) in post-effective amendment No. 209 via EDGAR on April 30, 2007, accession number 000-1193125-07-096322.

   (37) Code of Ethics adopted by Kovitz Financial Group, LLC (Exhibit incorporated by reference as Exhibit (p)(38) in post effective amendment No. 210 via EDGAR on May 30, 2007, accession number 0000898432-07-000571).

   (38) Code of Ethics adopted by GMB Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(38) in post-effective amendment No. 220 via EDGAR on October 31, 2007, accession number 0001193125-07-231202).

Other Exhibits:

(A) Powers of Attorney for John Y. Keffer, James C. Cheng, Costas Azariadis and
    J. Michael Parish, Trustees of Registrant (Exhibits incorporated by reference as other Exhibits (A) in post-effective amendment No. 219 via EDGAR on October 11, 2007, accession number 0001193125-07-216958).

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

    None

ITEM 25. INDEMNIFICATION

    In accordance with Section 3803 of the Delaware Business Trust Act, Section
    10.02 of Registrant's Trust Instrument provides as follows:

    "10.02. INDEMNIFICATION

    (a) Subject to the exceptions and limitations contained in Section (b) below:

       (i) Every Person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof);

       (ii) The words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

    (b) No indemnification shall be provided hereunder to a Covered Person:

       (i) Who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Holders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Covered Person's office or (B) not to have acted in good faith in the reasonable belief that Covered Person's action was in the best interest of the Trust; or

       (ii) In the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee's or officer's office,

           (A) By the court or other body approving the settlement;

           (B) By at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry);

           (C) By written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Holder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

    (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

    (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 5.2 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 5.2; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 5.2.

    (e) Conditional advancing of indemnification monies under this Section 5.2 for actions based upon the 1940 Act may be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount which it is ultimately determined that he is entitled to receive from the Trust by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Trust without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Trust's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

    (f) In case any Holder or former Holder of any Series shall be held to be personally liable solely by reason of the Holder or former Holder being or having been a Holder of that Series and not because of the Holder or former

    Holder acts or omissions or for some other reason, the Holder or former Holder (or the Holder or former Holder's heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Holder, assume the defense of any claim made against the Holder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series."

    With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreements between the Trust and Austin Investment Management, Inc.; Auxier Asset Management, LLC, H.M. Payson & Co.; and King Investment Advisors, Inc. include language similar to the following:

    "SECTION 4. STANDARD OF CARE. We shall expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, you against any liability to us or to our security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder."

    With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreements between the Trust and Alex. Brown Investment Management; Absolute Investment Advisers, LLC; AH Lisanti Capital Growth, LLC; Brown Investment Advisory Incorporated; D.F. Dent and Company, Inc.; Golden Capital Management, LLC; Mastrapasqua & Associates; Merk Investments, LLC; Polaris Capital Management, Inc.; Spears, Grisanti & Brown, LLC; Windowpane Advisors, LLC; and Winslow Capital Management, LLC provide similarly as follows:

    "SECTION 5. STANDARD OF CARE. (a) The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser's best judgment and efforts in rendering its services to the Trust. The Adviser shall not be liable hereunder for error of judgment or mistake of law or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Adviser against any liability to the Trust or to the Trust's security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties hereunder, or by reason of the Adviser's reckless disregard of its obligations and duties hereunder. (b) The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser's employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply."

    With respect to indemnification of the underwriter of the Trust, Section 8 of the Distribution Agreement provides:

    "(a) The Trust will indemnify, defend and hold the Distributor, its employees, agents, directors and officers and any person who controls the Distributor within the meaning of section 15 of the Securities Act or section 20 of the 1934 Act ("Distributor Indemnitees") free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith) which any Distributor Indemnitee may incur, under the Securities Act, or under common law or otherwise, arising out of or based upon (i) the bad faith, willful misfeasance or gross negligence of the Trust in connection with the subject matter of this Agreement; (ii) any material breach by the Trust of its representations an warranties under this Agreement; (iii) any alleged untrue statement of a material fact contained in the Registration Statement or the Prospectuses or arising out of or based upon any alleged omission to state a material fact required to be stated in any one thereof or necessary to make the statements in any one thereof not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished in writing to the Trust in connection with the preparation of the Registration Statement or exhibits to the Registration Statement by or on behalf of the Distributor ("Distributor Claims").

    After receipt of the Distributor's notice of termination under Section 13(e), the Trust shall indemnify and hold each Distributor Indemnitee free and harmless from and against any Distributor Claim; provided, that the term Distributor Claim for purposes of this sentence shall mean any Distributor Claim related to the matters for which the Distributor has requested amendment to the Registration Statement and for which the Trust has not filed a Required Amendment, regardless of with respect to such matters whether any statement in or omission from the Registration

    Statement was made in reliance upon, or in conformity with, information furnished to the Trust by or on behalf of the Distributor.

    (b) The Trust may assume the defense of any suit brought to enforce any Distributor Claim and may retain counsel of good standing chosen by the Trust and approved by the Distributor, which approval shall not be withheld unreasonably. The Trust shall advise the Distributor that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Trust assumes the defense of any such suit and retains counsel, the defendants shall bear the fees and expenses of any additional counsel that they retain. If the Trust does not assume the defense of any such suit, or if Distributor does not approve of counsel chosen by the Trust or has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Trust, the Trust will reimburse any Distributor Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that person retains. A Distributor Indemnitee shall not settle or confess any claim without the prior written consent of the Trust, which consent shall not be unreasonably withheld or delayed.

    (c) The Distributor will indemnify, defend and hold the Trust and its several officers and trustees (collectively, the "Trust Indemnitees"), free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith), but only to the extent that such claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses result from, arise out of or are based upon:

        (i) any alleged untrue statement of a material fact contained in the Registration Statement or Prospectus or any alleged omission of a material fact required to be stated or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust in writing in connection with the preparation of the Registration Statement or Prospectus by or on behalf of the Distributor; or

        (ii) any act of, or omission by, the Distributor or its sales representatives that does not conform to the standard of care set forth in
    Section 7 of this Agreement ("Trust Claims").

    (d) The Distributor may assume the defense of any suit brought to enforce any Trust Claim and may retain counsel of good standing chosen by the Distributor and approved by the Trust, which approval shall not be withheld unreasonably. The Distributor shall advise the Trust that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Distributor assumes the defense of any such suit and retains counsel, the defendants shall bear the fees and expenses of any additional counsel that they retain. If the Distributor does not assume the defense of any such suit, or if the Trust does not approve of counsel chosen by the Distributor or has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Distributor, the Distributor will reimburse any Trust Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that person retains. A Trust Indemnitee shall not settle or confess any claim without the prior written consent of the Distributor, which consent shall not be unreasonably withheld or delayed.

    (e) The Trust's and the Distributor's obligations to provide indemnification under this Section is conditioned upon the Trust or the Distributor receiving notice of any action brought against a Distributor Indemnitee or Trust Indemnitee, respectively, by the person against whom such action is brought within twenty (20) days after the summons or other first legal process is served. Such notice shall refer to the person or persons against whom the action is brought. The failure to provide such notice shall not relieve the party entitled to such notice of any liability that it may have to any Distributor Indemnitee or Trust Indemnitee except to the extent that the ability of the party entitled to such notice to defend such action has been materially adversely affected by the failure to provide notice.

    (f) The provisions of this Section and the parties' representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Distributor Indemnitee or Trust Indemnitee and shall survive the sale and redemption of any Shares made pursuant to subscriptions obtained by the Distributor. The indemnification provisions of this Section will inure exclusively to the benefit of each person that may be a Distributor Indemnitee or Trust Indemnitee at any time and their respective successors and assigns (it being intended that such persons be deemed to be third party beneficiaries under this Agreement).

    (g) Each party agrees promptly to notify the other party of the commencement of any litigation or proceeding of which it becomes aware arising out of or in any way connected with the issuance or sale of Shares.

    (h) Nothing contained herein shall require the Trust to take any action contrary to any provision of its Organic Documents or any applicable statute or regulation or shall require the Distributor to take any action contrary to any provision of its Articles of Incorporation or Bylaws or any applicable statute or regulation; provided, however, that neither the Trust nor the Distributor may amend their Organic Documents or Articles of Incorporation and Bylaws, respectively, in any manner that would result in a violation of a representation or warranty made in this Agreement.

    (i) Nothing contained in this section shall be construed to protect the Distributor against any liability to the Trust or its security holders to which the Distributor would otherwise be subject by reason of its failure to satisfy the standard of care set forth in Section 7 of this Agreement."

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

(a) Winslow Management Company, LLC

    The following chart reflects the directors and officers of Winslow, including their business connections, which are of a substantial nature. The address of Winslow is 99 High Street, 12th Floor, Boston, Massachusetts 02104 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Jack W. Robinson          President and Chief    Winslow, Adams
                              Investment Officer     Harkness Financial
                                                     Group

    Elizabeth Cluett Thors    Partner                Winslow

    Matthew W. Patsky         Partner                Winslow

(b) AH Lisanti Capital Growth, LLC

    The following chart reflects the directors and officers of AH Lisanti, including their business connections, which are of a substantial nature. The address of AH Lisanti is 623 5th Avenue, New York, NY 10022 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Mary Lisanti              President              AH Lisanti

    John Adams                Chairman               AH Lisanti, Canaccord
                                                     Adams Inc.

    Kevin Dunn                Director               AH Lisanti, Canaccord
                                                     Adams Inc.

(c) Austin Investment Management, Inc.

    The following chart reflects the directors and officers of Austin, including their business connections of a substantial nature. The address of Austin is Madison Avenue, 28th Floor, New York, New York 10022.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Peter A. Vlachos          Founder & President    Austin Investment
                                                     Management, Inc.

    Anthony G. Orphanos       Managing Director      Austin Investment
                                                     Management, Inc.

    David E. Rappa            Managing Director      Austin Investment
                                                     Management, Inc.

    Zoe A. Vlachos            Managing Director      Austin Investment
                                                     Management, Inc.

(d) Auxier Asset Management LLC

    The following chart reflects the directors and officers of Auxier, including their business connections, which are of a substantial nature. The address of Auxier is 5000 S.W. Meadows Road, Suite 410, Lake Oswego, OR 97035-2224 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

      Name                      Title                  Business Connection
      ------------------------  ---------------------  -------------------
      James J. Auxier           Chief Executive        Auxier
                                Officer

      Lillian Walker            Chief Compliance       Auxier
                                Officer

(e) Brown Investment Advisory Incorporated

    The following chart reflects the directors and officers of Brown, including their business connections, which are of a substantial nature. The address of Brown, Brown Investment Advisory & Trust Company and Brown Advisory Holdings, Incorporated is 901 S. Bond Street, Suite 400, Baltimore, Maryland 21231 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Michael D. Hankin         President & Director   Brown

                              Director and Chief     Brown Investment
                              Executive Officer,     Advisory and Trust
                              Trustee                Company

                              Director, President    Brown Advisory
                              and Chief Executive    Holdings, Incorporated
                              Officer

    David M. Churchill        Treasurer & Director   Brown

                              Treasurer and Chief    Brown Investment
                              Financial Officer      Advisory and Trust
                                                     Company

                              Treasurer and Chief    Brown Advisory
                              Financial Officer      Holdings, Incorporated

    Patrick J. Ventura        Chief Compliance       Brown
                              Officer

(f) Cardinal Capital Management, L.L.C.

    The following chart reflects the directors and officers of Cardinal, including their business connections, which are of a substantial nature. The address of Cardinal is One Fawcett Place, Greenwich, Connecticut 06830 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Amy K. Minella            Managing Partner       Cardinal

    Eugene Fox                Managing Director      Cardinal

    Robert B. Kirkpatrick     Managing Director      Cardinal

    Thomas J. Spelman         Managing               Cardinal
                                 Director/Chief
                              Financial
                              Officer/Chief
                               Compliance Officer

(g) D.F. Dent and Company, Inc.

    The following chart reflects the directors and officers of D.F. Dent, including their business connections, which are of a substantial nature. The address of D.F. Dent is 2 East Read Street, Baltimore, Maryland 21201 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Daniel F. Dent            President and          D.F. Dent
                              Treasurer

    Sutherland C. Ellwood     Vice President         D.F. Dent

    Thomas F. O'Neil          Vice President and     D.F. Dent
                              Secretary

    Linda W. McCleary         Vice President         D.F. Dent

(h) Golden Capital Management, LLC

    The following chart reflects the directors and officers of Golden Capital Management, LLC including their business connections, which are of a substantial nature. The address of Golden Capital Management, LLC is Five Resource Square, 10715 David Taylor Drive, Suite 150, Charlotte, North Carolina 28262 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Greg Golden               Principal, President   Golden Capital
                              & CEO                  Management

    Jeff C. Moser             Principal, Managing    Golden Capital
                              Director               Management

    Jonathan Cangalosi        Managing Director      Golden Capital
                                                     Management

    Lynette Alexander         Managing Director &    Golden Capital
                              CCO                    Management

    Robi Elnekave             Managing Director      Golden Capital
                                                     Management

(i) H.M. Payson & Co.

    The following chart reflects the directors and officers of H.M. Payson & Co., including their business connections, which are of a substantial nature. The address of H.M. Payson & Co. is One Portland Square, Portland, Maine 04101.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    John C. Downing           Managing Director,     H.M. Payson & Co.
                              Treasurer,
                                Chief Compliance
                              Officer

    Thomas M. Pierce          Managing Director      H.M. Payson & Co.

    Peter E. Robbins          Managing Director,     H.M. Payson & Co.
                                Chief Investment
                              Officer

    John H. Walker            Managing Director,     H.M. Payson & Co.
                              Chairman of the Board

    Teresa M. Esposito        Managing Director,     H.M. Payson & Co.
                                Chief Operations
                              Officer

    John C. Knox              Managing Director      H.M. Payson & Co.

    Michael R. Currie         Managing Director,     H.M. Payson & Co.
                              President

    William N. Weickert       Managing Director,     H.M. Payson & Co.
                              Director of Research

(j) King Investment Advisors, Inc.

    The following chart reflects the directors and officers of King, including their business connections, which are of a substantial nature. The address of King is 1980 Post Oak Boulevard, Suite 2400, Houston, Texas 77056-3898 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                              Title           Business Connection
    ------------------------  ---------------------- ----------------------
    Roger E. King             Chairman and President King

    John R. Servis            Director               King

                              Owner, Commercial      John R. Servis
                              Real Estate            Properties
                                                     602 Hallie, Houston,
                                                     TX 77024

    Pat H. Swanson            Compliance Officer     King

    Jane D. Lightfoot         Secretary/Treasurer    King


(k) Munder Capital Management

   The following chart reflects the directors and principal executive officers of Munder, including their business connections, which are of a substantial nature.The address of Munder is 480 Pierce Street, Birmingham, Michigan 48009 and unless otherwise indicated below, that address is the principa business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------- ----------------------
    James S.Adams             Chief Executive         Munder
                                Officer and Chief
                               Investment Officer

    Peter K. Hoglund          Managing Director       Munder
                              and Chief
                                 Administrative
                              Officer

    Anne K. Kennedy           Managing Director       Munder

    Peter G. Root             Managing Director       Munder
                              and Chief Investment
                              Officer

    Stephen J. Shenkenberg    Managing Director,      Munder
                                General Counsel,
                                Chief Compliance
                              Officer and
                              Secretary

   Sharon E. Fayolle          Managing Director       Munder

   Beth A. Obear              Managing Director       Munder

   James V. Fitzgerald        Managing Director       Munder

   Tony Y. Dong               Managing Director       Munder

   Munder Capital Holdings,   General Partner         Munder
   LLC

   Munder Capital Holdings    General Partner         Munder
   II, LLC


(l) Polaris Capital Management, Inc.

    The following chart reflects the directors and officers of Polaris, including their business connections, which are of a substantial nature. The address of Polaris is 125 Summer Street, Boston, Massachusetts 02110 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Bernard R. Horn, Jr.      President, Portfolio   Polaris
                              Manager

    Edward E. Wendell, Jr.    Treasurer              Polaris

                              President              Boston Investor
                                                     Services, Inc.

(m) Grisanti Brown & Partners, LLC

    The following chart reflects the directors and officers of Spears, Grisanti & Brown, LLC, including their business connections, which are of a substantial nature. The address of Shaker is 45 Rockefeller Plaza, 17th Floor, New York, New York, 10111 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Vance C. Brown            Principal              Spears, Grisanti &
                                                     Brown

    Christopher C. Grisanti   Principal              Spears, Grisanti &
                                                     Brown

(n) Windowpane Advisors, LLC

    The following chart reflects the directors and officers of Windowpane, including their business connections, which are of a substantial nature. The address of Windowpane is 60 W. Broadway, Suite 1010, San Diego, California 92101-3355 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Michael Stolper           Managing Member        Windowpane

    Barbara Ann Malone        Managing Member        Windowpane

(o) Hellman, Jordan Management Co., Inc.

    The following chart reflects the directors and officers of Hellman, including their business connections, which are of a substantial nature. The address of Hellman is 75 State Street, Boston, Massachusetts 02109 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Gerald R. Jordan, Jr.     Chairman               Hellman

    Gerald Reid Jordan        President              Hellman

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Nicholas Gleysteen        Senior Vice President  Hellman

    Susan G. Lynch
                              Vice President         Hellman

    Luke Murphy
                              Vice President         Hellman

    Ethan T. Brown
                              Vice President         Hellman


(p) GMB Capital Management, LLC

    The following chart reflects the directors and principal executive officers of GMB, including their business connections, which are of a substantial nature. The address of GMB is Ten Post Office Square, Suite 1200, Boston, Massachusetts 02109 and unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------- ----------------------
    Gabriel R. Bitran         Managing Member,       GMB
                                Chief Investment
                              Officer
    Marco Bitran              Managing Member,       GMB
                                 Chief Operating
                              Officer
    Kirstin Anderson          Chief Financial        GMB
                                 Officer, Chief
                               Compliance Officer


(q) Absolute Investment Advisers, LLC

    The following chart reflects the directors and officers of Absolute, including their business connections, which are of a substantial nature. The address of Absolute is 350 Lincoln Street, Suite 216, Hingham, MA 02043 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Anthony R. Bosch          Principal              Absolute

    Brian D. Hlidek           Principal              Absolute

    James P. Compson          Principal              Absolute

    Christian E. Aymond       Principal              Absolute

    Alexander H. Petro        Principal              Absolute

    Fort Hill Capital         Direct Owner           Absolute
    Management

(r) Aronson+Johnson+Ortiz, LP

    The following chart reflects the directors and officers of Aronson, including their business connections, which are of a substantial nature. The address of Aronson is 230 South Broad Street, 20/th/ Floor, Philadelphia, Pennsylvania 19102 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Theodore R. Aronson       Managing Principal;    Aronson;
                              Limited Partner;       Member of
                              Member of Aronson+     Aronson+Johnson+Ortiz,
                              Johnson+ Ortiz, LLC    LLC

                              Principal; Limited     Aronson
    Martha E. Ortiz           Partner

                              Principal; Limited     Aronson
    Kevin M. Johnson          Partner

                              Principal; Limited     Aronson
    Paul E. Dodge             Partner

                              Principal; Limited     Aronson
    Stefani Cranston          Partner

                              Principal; Limited     Aronson
    Gina Maria N. Moore       Partner

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Gregory J. Rogers         Principal; Limited     Aronson
                              Partner

    Aronson+Johnson+Ortiz,    General Partner        Aronson
    LLC

    Joseph F. Dietrick        Chief Compliance       Aronson
                              Officer; Chief Legal
                              Officer

    Douglas D. Dixon          Principal; Limited     Aronson
                              Partner

    R. Brian Wenzinger        Principal; Limited     Aronson
                              Partner

(s) Bernzott Capital Advisors

    The following chart reflects the directors and officers of Bernzott, including their business connections, which are of a substantial nature. The address of Bernzott is 888 W. Ventura Blvd., Suite B, Camarillo, California 93010-8383 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Kevin Bernzott            Chairman; CEO;         Bernzott
                               Compliance Officer

    Peter F. Banks            President; Chief       Bernzott
                               Investment Officer

    Dale A. Eucker            Director               Bernzott

    Randall A. Schouten       Director               Bernzott

    Priscilla A. Olsen        Chief Financial        Bernzott
                              Officer

    Denelle Rutherford        Director               Bernzott

    Thomas A. Derse           Director               Bernzott

    Madeline Rhods            Director               Bernzott

    Bernzott Capital          Shareholder            Bernzott
    Advisors Profit Sharing
    Plan

    Hans Walsh                Director               Bernzott

(t) Contravisory Research & Management Corp.

    The following chart reflects the directors and officers of Contravisory, including their business connections, which are of a substantial nature. The address of Contravisory is 99 Derby Street, Suite 302, Hingham, Massachusetts 02043 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    George E. Noonan, Jr.     Chairman               Contravisory

    William M. Noonan         President & Chief      Contravisory
                                Executive Officer

    Philip A. Noonan          Chief Operating        Contravisory
                              Officer

(u) Horizon Asset Management, Inc.

    The following chart reflects the directors and officers of Horizon, including their business connections, which are of a substantial nature. The address of Horizon is 470 Park Avenue South, 4th Floor , New York, New York 10016 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Denise M. Kashey          Director               Horizon

    Steven Bregman            Director; President &  Horizon
                                Chief Operations
                              Officer

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Peter Doyle               Director; Vice
                              President;             Horizon

    Thomas C. Ewing
                              Director               Horizon

    Andrew M. Fishman
                                Chief Compliance
                                 Officer;General
                              Counsel & Secretary    Horizon

    John Meditz
                                 Vice Chairman;
                              Director               Horizon

    Murray Stahl
                              Chairman; Treasurer &
                                 Chief Executive
                              Officer                Horizon

(v) Kinetics Asset Management, Inc.

    The following chart reflects the directors and officers of Kinetics, including their business connections, which are of a substantial nature. The address of Kinetics is 16 New Broadway, Sleepy Hollow, New York 10591 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Bruce P. Abel             Director; Secretary    Kinetics

    Lawrence P. Doyle         Chairman               Kinetics

    Peter Doyle               President; CEO;        Kinetics
                                 Director; Chief
                              Investment Strategist

    Andrew M. Fishman         Chief Compliance       Kinetics
                               Officer & Assistant
                              Secretary

    Leonid Polyakov           Director; CFO          Kinetics

    James G. Doyle            Of Counsel             Kinetics

    Jay Kesslen               General Counsel        Kinetics

    Frank Costa               Shareholder            Kinetics

    Kinetics Voting Trust     Trust is Shareholder   Kinetics

    Susan C. Conway           Shareholder            Kinetics

    Karen & Larry Doyle       Shareholder            Kinetics
    Irrevocable Trust

    Karen Doyle Trust         Shareholder            Kinetics

    Lawrence Doyle Trust      Shareholder            Kinetics

(w) Loomis, Sayles & Company, L.P.

    The following chart reflects the directors and officers of Loomis, including their business connections, which are of a substantial nature. The address of Loomis is One Financial Center, Boston, Massachusetts 02111-2621 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Loomis, Sayles &          General Partner of     Loomis
    Company, Inc. ("LSCI")    Loomis

    Natixis Global Asset      Limited Partner of     Loomis; Shareholder of
    Management , L.P.         Loomis; Shareholder    NGAM Holdings
    ("NGAMLP")                (IXIS AM Holdings)

    Robert J. Blanding        President, Chief       Loomis
                               Executive Officer &
                              Chairman of LSCI and
                              Loomis

    Kevin P. Charleston       Executive Vice         Loomis
                                President, Chief
                              Financial Officer and
                              Director of LSCI and
                              Loomis

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Daniel J. Fuss            Executive Vice         Loomis
                               President and Vice
                              Chairman of LSCI and
                              Loomis

    John F. Gallagher         Executive Vice         Loomis
                              President and
                              Director of LSCI and
                              Loomis

    Lauriann C. Kloppenburg   Executive Vice         Loomis
                              President, Chief
                              Investment
                              Officer-Equity and
                              Director of LSCI and
                              Loomis

    Pierre P. Servant         Director of LSCI       NGAM

    John R. Gidman            Executive Vice         Loomis
                                President, Chief
                               Information Officer
                              and Director of LSCI
                              and Loomis

    Donald P. Ryan            Vice President, Chief  Loomis
                               Compliance Officer
                               and Counsel of LSCI
                              and Loomis

    Jaehoon Park              Executive Vice         Loomis
                              President, Chief
                              Investment
                              Officer-Fixed Income
                              and Director of LSCI
                              and Loomis

    Jean S. Loewenberg        Executive Vice         Loomis
                              President, Secretary,
                               Chief Legal Officer
                              and Director of LSCI
                              and Loomis

    Mark E. Smith             Executive Vice         Loomis
                              President and
                              Director of LSCI and
                              Loomis

    Natixis Global Asset      Shareholder            LSCI
    Management Holdings, LLC
    ("NGAM Holdings")

    Natixis Global Asset      General Partner        NGAMLP
    Management, LLC ("NGAM
    LLC")

    Natixis Global Asset      Limited Partner;       NGAMLP; NGAM, LLC
    Management Corporation    Member
    ("NGAM")

    Natixis Global Asset      Shareholder of Series  NGAM Corp.
    Management ("NGAM")       A Preferred            NGAMP I
                              Shareholder

    Natixis Global Asset      Shareholder of Common  NGAM Corp.
    Management                Stock
    Participations I
    ("NGAMPI")

    NXBP I                    Shareholder            NGAM

    Natixis                   Shareholder            NXBP I

    Caisse Nationale Des      Shareholder            Natixis
    Caisses D'Epargne
    ("CNCE")

    Banque Federale des       Shareholder            Natixis
    Banques Populaires

(x) Metropolitan West Asset Management, LLC

    The following chart reflects the directors and officers of Metropolitan, including their business connections, which are of a substantial nature. The address of Metropolitan is 11766 Wilshire Blvd., Suite 1580, Los Angeles, California 90025-6552 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Tad Rivelle               Chief Investment       Metropolitan West
                                Officer; Managing
                              Director

    Laird R. Landmann         Generalist Portfolio   Metropolitan West
                                Manager; Managing
                              Director

    Scott B. Dubchansky       Chief Executive        Metropolitan West
                                Officer, Managing
                              Director

    Bryan Whalen              Specialist Portfolio   Metropolitan West
                                Manager; Managing
                              Director

    Mitchell Flack            Specialist Portfolio   Metropolitan West
                                Manager; Managing
                              Director

    Stephen M. Kane           Generalist Portfolio   Metropolitan West
                                Manager; Managing
                              Director

    Joseph D. Hattesohl       Chief Financial        Metropolitan West
                                Officer; Managing
                              Director

    David B. Lippman          Generalist Portfolio   Metropolitan West
                                Manager; Managing
                              Director

    Anthony C. Scibelli       Director of            Metropolitan West
                               Marketing; Managing
                              Director

    Patrick A. Moore          Director of Client     Metropolitan West
                                Service; Managing
                              Director

    Keith T. Kirk             Chief Compliance       Metropolitan West
                              Officer

    MWAM Holdings, LLC        Member                 Metropolitan West

(y) SSI Investment Management, Inc.

    The following chart reflects the directors and officers of SSI, including their business connections, which are of a substantial nature. The address of SSI is 9440 Santa Monica Blvd., 8th Floor, Beverly Hills, California 90210 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    John D. Gottfurcht        President              SSI

    Amy J. Gottfurcht         Chairman; CEO;         SSI
                              Secretary

    George M. Douglas         Vice President; Chief  SSI
                               Investment Officer

    Syed F. Mehdi             CCO; Vice President    SSI
                                 Human Resources

    David W. Rosenfelder      Vice President;        SSI
                                Portfolio Manager

(z) TWIN Capital Management, Inc.

    The following chart reflects the directors and officers of TWIN, including their business connections, which are of a substantial nature. The address of TWIN is 3244 Washington Road, Suite 202, McMurray, Pennsylvania 15317-

    3153 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Geoffrey Gerber           President; CIO         TWIN

    James D. Drake            Controller; Chief      TWIN
                               Compliance Officer

    Christopher Erfort        Senior Vice            TWIN
                              President, Portfolio
                              Management

    James Hough               Senior Vice            TWIN
                              President,
                              Quantitative Systems

(aa)Yacktman Asset Management Co.

    The following chart reflects the directors and officers of Yacktman, including their business connections, which are of a substantial nature. The address of Yacktman is 1110 Lake Cook Road, Suite 385, Buffalo Grove, Illinois 60089 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Donald A. Yacktman        President & Treasurer  Yacktman

    Ronald W. Ball            Senior Vice President  Yacktman

    Stephen A. Yacktman       Senior Vice President  Yacktman
                              & Secretary

    Jason Subotky             Vice President         Yacktman

    Russell Wilkins           Vice President         Yacktman

    Kent Arnett               Vice President &
                                Chief Compliance
                              Officer

(bb)Kovitz Investment Group, LLC.

    The following chart reflects the directors and officers of Kovitz, including their business connections, which are of a substantial nature. The address of Kovitz is 222 West Adams Street, Suite 2160, Chicago, Illinois 60606 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Mitchell A. Kovitz        Chief Executive        Kovitz
                              Officer

    Jonathan A. Shapiro       Chief Financial        Kovitz
                              Officer

    Marc S. Brenner           President, Chief       Kovitz
                                Legal Officer and
                                Chief Compliance
                              Officer

    Bruce A. Weininger        Vice President         Kovitz

    Harold (Skip)             Managing Director      Kovitz
    Gianopulos, Jr.

    Edward W. Edens           Director-Client        Kovitz
                              Services

    Richard P. Salerno        Director-Fixed Income  Kovitz

(cc)Mohican Financial Management, LLC.

    The following chart reflects the directors and officers of Mohican, including their business connections, which are of a substantial nature. The address of Mohican is 21 Railroad Avenue, Suite 35, Cooperstown, New York 13326 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Eric C. Hage              Managing Member,       Mohican
                                 Chief Executive
                                 Officer & Chief
                               Information Officer

    Daniel C. Hage            Chief Operating        Mohican
                               Officer and Senior
                              Trader

(dd)Merk Investments, LLC

    The following chart reflects the directors and officers of Merk, including their business connections, which are of a substantial nature. The address of Merk is 555 Bryant Avenue #455, Palo Alto, CA 94301 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  -----------------------
    Axel Merk                 President              Merk

    Kimberly Schuster         Chief Compliance       Merk
                              Officer                Falcon Research, Inc.
                              Chief Financial        Feshbach Investments,
                              Officer                LLC
                                                     Main Office:
                                                     33 N. Garden Ave.,
                                                     Ste. 770
                                                     Clearwater, FL 33755
                                                     Phone: 727-298-5436
                                                     Fax: 727-298-5402
                                                     CFO Office:
                                                     2762 Bayshore Parkway
                                                     #1001
                                                     Mountain View, CA 94043

(ee)Dover Corporate Responsibility Management LLC

    The following chart reflects the directors and officers of Dover, including their business connections, which are of a substantial nature. The address of Dover is 140 Greenwich Avenue, Greenwich, CT 06830 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Richard M. Fuscone        Chairman               Dover

    Michael P. Castine        President              Dover

(ff)Alex. Brown Investment Management

    The following chart reflects the directors and officers of Alex. Brown, including their business connections, which are of a substantial nature. The address of Alex. Brown is 1 South Street, Baltimore, MD 21202 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Lee S. Owen               Co-President           Alex. Brown

    Bruce E. Behrens          Co-President           Alex. Brown

    James D. Brown            Director               Alex. Brown

    Robert H. Vernon          Director               Alex. Brown

    Hobart C. Buppert         Director, Portfolio    Alex. Brown
                              Manager

    Nancy I. Denney           Chief Compliance       Alex. Brown
                              Officer

(gg)Liberty Street Advisors, LLC

    The following chart reflects the directors and officers of Liberty Street Advisors, LLC, including their business connections, which are of a substantial nature. The address of Liberty Street Advisors, LLC is 55 Liberty Street,

    New York, New York 10005, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    James Celico              Chief Financial        Liberty Street
                              Officer

    Raymond Hill              Chairman               Liberty Street

    Timothy Reick             CEO and Chief          Liberty Street
                               Compliance Officer

(hh) GMB Capital Management, LLC

    The following chart reflects the directors and officers of GMB Capital Management LLC, including their business connections, which are of a substantial nature. The address of GMB is Ten Post Office Square, Suite 1210, Boston, MA 02109 and, unless indicated otherwise below, that address is the principal address of any company with which the directors and officers are connected

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Marco Bitran              Managing Member        Professor, Sloan
                                                     School Management

    Gabriel R. Bitran         Managing Member

    Kristian N. Anderson      Principal

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Foreside Fund Services, LLC, Registrant's Principal Underwriter, serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

    American Beacon Funds                         Henderson Global Fund
    American Beacon Mileage Funds                 Hirtle Callaghan Trust
    American Beacon Select Funds                  Ironwood Series Trust
    Bridgeway Funds, Inc.                         Monarch Funds
    Central Park Group Multi-Event Fund           PMC Funds, Series of the
                                                  Trust for Professional
                                                  Managers
    Century Capital Management Trust              Sound Shore Fund, Inc.
    Forum Funds                                   Wintergreen Fund, Inc.
    FocusShares Trust                             The CNL Funds
                                                  The Japan Fund, Inc.
                                                  SPA ETF Trust

(b) The following are officers of Foreside Fund Services, LLC, the Registrant's Principal Underwriter. Their business address is Two Portland Square, First Floor, Portland, Maine 04101.

                              Position with              Position with
    Name                      Underwriter                  Registrant
    ------------------------  ---------------------  ----------------------

    Mark S. Redman            President              None

    Nanette K. Chern          Vice President,        None
                                Secretary & Chief
                               Compliance Officer

    Richard J. Berthy         Vice President &       None
                               Treasurer

    Mark A. Fairbanks         Vice President,        None
                              Assistant Secretary &
                              Deputy Chief
                               Compliance Officer

(c) Not Applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

    The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of Citigroup Fund Services, LLC, Two Portland Square, Portland, Maine 04101. The records required to be maintained under Rule 31a-1(b)(1) with respect to journals of receipts and deliveries of securities and receipts and disbursements of cash are maintained at the offices of the Registrant's custodian, as listed under "Custodian" in Part B to this Registration Statement. The records required to be maintained under Rule 31a-1(b)(5), (6) and (9) are maintained at the offices of the Registrant's adviser or subadviser, as listed in Item 26 hereof.

ITEM 29. MANAGEMENT SERVICES

    Not Applicable.

ITEM 30. UNDERTAKINGS

    None.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Portland, and State of Maine, on December 28, 2007.

                                              FORUM FUNDS

                                              By: /s/ Simon D. Collier
                                                  -----------------------------
                                                  Simon D. Collier, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons on December 28, 2007.

(a) Principal Executive Officer

    /s/ Simon D. Collier
    -----------------------------------------
    Simon D. Collier
    President

(b) Principal Financial Officer

    /s/ Trudance L.C. Bakke
    -----------------------------------------
    Trudance L.C. Bakke
    Principal Financial Officer and Treasurer

(c) A majority of the Trustees

    John Y. Keffer, Trustee*
    James C. Cheng, Trustee*
    J. Michael Parish, Trustee*
    Costas Azariadis, Trustee*

    By: /s/ Velvet R. Regan
        -------------------------
        Velvet R. Regan
        Attorney in fact

--------
* Pursuant to powers of attorney previously filed as Other Exhibits (A).

                                 EXHIBIT LIST

EXHIBIT


(i)      Opinion and Consent of Counsel is filed herewith.

(j)      Consent of Independent Auditors is filed herewith.

(n) (11) Form of Rule 18f-3 Plan adopted by Registrant for Grisanti Brown Value Fund dated December 28, 2007 is filed herewith.